                            SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934 (Amendment No.)

Check the appropriate box:
[X]   Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[ ]   Definitive Information Statement

--------------------------------------------------------------------------------

(Name of Registrant As Specified In Its Charter)
Gamogen, Inc.
--------------------------------------------------------------------------------

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
      1)   Title of each class of securities to which transaction applies:

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      2)   Aggregate number of securities to which transaction applies:

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      3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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      4)   Proposed maximum aggregate value of transaction:

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      5)   Total fee paid:

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[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      1)   Amount Previously Paid:

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      3)   Filing Party:

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      4)   Date Filed:

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


                                  GAMOGEN, INC.
                        1930 VILLAGE CENTER CIRCLE (3-83)
                               SUMMERLIN, NV 89134

                       ----------------------------------

                   NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 22, 2002


To the Stockholders of
Gamogen, Inc.

         We hereby give you notice that a special meeting of stockholders of Gamogen, Inc. ("Gamogen" or the "Company") will be held on April 22, 2002, at 10:00 P.M., local time, at the offices of Harold Fleischman, Esq., 15915 Ventura Blvd., Suite 301, Encino, California 91436 to vote on a single proposal to consummate the transactions described in the Amended and Restated Agreement and Plan of Merger dated as of March 15, 2002 (the "Merger Agreement") among the Company, Gamogen Newco, Inc. ("Newco"), CDM Interactive, Inc. ("Interactive"), CDMI Productions, Inc. ("CDMI") and Southridge Group, LLC ("Southridge"), and to amend Gamogen's Articles of Incorporation to change the Company's name to "CDMI Productions, Inc." The transactions contemplated by the Merger Agreement are essentially as follows:

             o Company will sell 1,500,000 shares of common stock to Interactive and 950,000 shares of common stock to Southridge, in each case for a purchase price of $0.10 per share.

             o Southridge will pay Gamogen $55,000 as a partial payment of a note and Gamogen will credit the balance of the note for investment banking and similar fees.

             o Newco and CDMI will merge, resulting in CDMI becoming Gamogen's wholly owned subsidiary, and each of 2,169,689 shares of CDMI common stock held by Interactive being converted into one share of Company common stock.

             o   The following individuals will become directors and officers of
                 Gamogen: Jack Brehm, Dennis P. Maguire, Marcos M. De Mattos and Daniel F. Eccelston.

             o Gamogen will distribute the shares of its wholly owned subsidiary, Gyneco, Inc., to those persons who held Gamogen common stock on the day prior to the closing.

         We will also transact such other business as may properly come before the meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on March 28, 2002, as the record date issued and for the determination of stockholders entitled to notice of, and to vote at, the meeting.

         You are cordially invited to attend the meeting. The Company's principal stockholder, Southridge Group, LLC, which owns 76% of the Company's issued and outstanding shares of common stock, has indicated it will vote in favor the above proposal. Management is not soliciting proxies in connection with the proposal.

         Please review the Information Statement included with this notice for a more complete description of these matters.

         The list of the Company's stockholders may be examined by any of the stockholders at Gamogen, Inc. at the above address on any date from April 15, 2002 until the meeting date.

                                     BY ORDER OF THE BOARD OF DIRECTORS



Dated: April 1, 2002                 Jack Brehm, Chief Financial Officer

                                  GAMOGEN, INC.
                       1930 VILLAGE CENTER CIRCLE, (3-83)
                               SUMMERLIN, NV 89134

                              INFORMATION STATEMENT

                               GENERAL INFORMATION

         This Information Statement (the "Statement") is provided to the stockholders of Gamogen, Inc., a New York corporation ("we," "us," "Gamogen" or the "Company"), in connection with the special meeting of Gamogen's stockholders to be held at 10:00 a.m. local time on April 22, 2002 and any adjournment thereof (the "Special Meeting"). The Special Meeting will be held at the offices of Harold Fleischman, Esq., 15915 Ventura Blvd., Suite 301, Encino, California 91436. We mailed this Statement to stockholders on approximately April 1, 2002.

 MATTERS TO BE VOTED UPON AT THE SPECIAL MEETING

         WE ARE NOT ASKING YOU FOR A PROXY OR CONSENT AND YOU ARE REQUESTED NOT TO SEND US A PROXY. At the Special Meeting, the stockholders will consider and vote upon a single proposal to consummate the transactions described in the Amended and Restated Agreement and Plan of Merger dated as of March 15, 2002 (the "Merger Agreement") among the Company, Gamogen Newco, Inc. ("Newco"), CDM Interactive, Inc. ("Interactive"), CDMI Productions, Inc. ("CDMI") and Southridge Group, LLC ("Southridge"). Newco is a wholly owned subsidiary of Gamogen; and CDMI is a wholly owned subsidiary of Interactive. The transactions provided for in the Merger Agreement are essentially as follows:

              o We will sell 1,500,000 shares of common stock to Interactive and 950,000 shares of common stock to Southridge, in each case for a purchase price of $0.10 per share.

              o Southridge will pay us $55,000 as a partial payment of a note and we will credit the balance of the note for investment banking and similar fees.

              o Newco and CDMI will merge, resulting in CDMI becoming our wholly owned subsidiary, and each of 2,169,689 shares of CDMI common stock held by Interactive being converted into one share of Company common stock (the "Merger").

              o The following individuals will become directors and officers of Gamogen: Jack Brehm, Dennis P. Maguire, Marcos M. De Mattos and Daniel F. Eccelston.

              o We will distribute the shares of our wholly owned subsidiary, Gyneco, Inc., to those persons who held Gamogen common stock on the day prior to the closing.

              o Although not required by the Merger Agreement, Gamogen's Articles of Incorporation will be amended to change our name to "CDMI Productions, Inc."

         The stockholders will also vote on any other business that properly comes before the Special Meeting or any adjournment. We do not anticipate that any other business or proposal will be voted upon.

         Our Board of Directors recommends that the stockholders vote FOR the proposal to be considered at the Special Meeting. We expect that Southridge, as the holder of a majority of our outstanding shares, will vote to approve the Merger Agreement and related transactions at the Special Meeting. See "Intentions to Vote for the Proposals," below.

RECORD DATE AND VOTING RIGHTS

         Only stockholders of record on March 28, 2002 (the "Record Date") will be entitled to notice of and to vote at the Special Meeting. As of the Record Date, we had 1,380,311 shares of common stock, $0.01 par value (the "Common Stock"), issued and outstanding (none of our preferred stock has been issued). Each share of our common stock entitles the record holder on the Record Date to one vote on each matter presented at the Special Meeting.

         A quorum for purposes of the Special Meeting will exist if the holders of a majority of our outstanding common stock are present, in person or by proxy. The affirmative vote of two-thirds of the quorum is necessary to approve the proposal.

INTENTIONS TO VOTE FOR THE PROPOSALS

         Southridge has informed us that it intends to vote all 1,051,100 shares of our common stock which it owns in favor of approving the Merger Agreement and related transactions. Southridge holds 76% of our outstanding common stock and therefore has the power, acting by itself, to approve all matters to be voted upon at the Special Meeting.

DISSENTERS' RIGHTS OF APPRAISAL

         We will acquire CDMI through a merger between our subsidiary, Newco, and CDMI. New York corporate law does not provide that Gamogen shareholders have dissenters' rights of appraisal under those circumstances.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Before Merger.

         The following table shows the current beneficial ownership of common stock by our directors and executive officers and any person or group known to us to be the owner of more than five percent of our common stock. The information below does not give effect to the issuance of 2,450,000 additional shares of our common stock pursuant to the Merger Agreement.

NAME AND ADDRESS                 AMOUNT AND NATURE       PERCENT
OF BENEFICIAL OWNER           OF BENEFICIAL OWNERSHIP   OF CLASS          RELATIONSHIP TO COMPANY
-------------------           -----------------------   --------          -----------------------
Southridge Group, LLC (1)             1,051,100            76%         Stockholder
c/o Aaron A. Grunfeld
10390 Santa Monica Blvd.
Fourth Floor
Los Angeles, CA 90025

Aaron A. Grunfeld (2)                    25,000            1.8%        Incumbent President, Director
10390 Santa Monica Blvd.
Fourth Floor
Los Angeles, CA 90025

Harold Fleischman                         7,500          less than     Incumbent Director
& Ruth Fleischman JT TEN                                 1%
15915 Ventura Blvd.,
Suite 301
Encino, CA 91436

Jack Brehm                                7,500          less than     Incumbent Chief Financial
& Gilda Brehm Trust AU                                   1%            Officer, Director
12/03/85
19501 Greenbriar Drive
Tarzana, CA 91356

All incumbent directors and officers     40,000            2.9%
as a group (3 individuals)

(1) Under rules and regulations promulgated by the SEC, shares owned by Southridge Group, LLC are deemed to be beneficially owned by Mr. Yale Farar as Manager of Southridge Group, LLC.

(2) Mr. Grunfeld disclaims beneficial ownership of any shares owned by Southridge Group, LLC.

After the Merger.

         The transactions in the Merger Agreement will result in a change of control of Gamogen. Upon completion of the Merger, there will be 6,000,000 shares of common stock outstanding which we expect to be beneficially owned by directors, officers and holders of more than five percent of our common stock as follows:

                                        AMOUNT AND NATURE
NAME OF BENEFICIAL OWNER                OF BENEFICIAL        PERCENT
------------------------                OWNERSHIP            OF CLASS        RELATIONSHIP TO COMPANY (2)
                                        ----------           --------        -----------------------
Southridge Group, LLC (1)                 2,001,100           33.35%         Stockholder
CDM Interactive, Inc. (3)                 3,669,689           61.16%         Stockholder
Jack Brehm                                  7,500          less than 1%      Chief Executive Officer, Director
Dennis P. Maguire                             0                 0            President, Director
Marcos M. De Mattos (4)                       0                 0            V.P. of Corporate Development
Daniel F. Eccelston                           0                 0            Director
All nominee directors and officers as       7,500          less than 1%
a group (4 individuals)

(1) Under the rules and regulations promulgated by the SEC under the Act, shares owned by Southridge Group, LLC are deemed to be beneficially owned by Yale Farar as Manager of Southridge Group, LLC.

(2) This table assumes that the Merger has closed; all individuals are nominated for the positions indicated.

(3) As the majority stockholder of CDM Interactive, Inc., Carlos D. De Mattos is deemed to be the beneficial owner of shares held by CDM Interactive, Inc.

(4) Marcos M. De Mattos disclaims beneficial ownership of shares held by CDM Interactive, Inc.

MANAGEMENT OF COMPANY BEFORE AND AFTER CDMI ACQUISITION

Before Merger.

    o Harold Fleischman (age 59) is a member of the State Bar of California and has practiced law in that State for more than 26 years. Mr. Fleischman has been a director of Gamogen and will serve as Secretary of Gyneco after the distribution of its shares (see "Gyneco Distribution," below). Mr. Fleischman maintains a private practice in Encino, California, at the Encino Law Center and earned his bachelors and law degrees from UCLA.

    o Aaron A. Grunfeld (age 55) is a member of the State Bar of California and has practiced law in that State for more than 25 years. Mr. Grunfeld has been president and a director of Gamogen, and will act as President of Gyneco after the distribution.

    o Jack Brehm (age 73) was with Ernst & Young LLP for over 35 years until his retirement as a partner of the firm in 1988. For the past five years, Mr. Brehm has provided financial and business consulting services, and he has served as Chief Financial Officer of Gamogen.

         We do not have a standing audit, nominating or compensation committee. During the fiscal year ended February 28, 2002, our Board held two meetings. No incumbent director participated in fewer than 75 percent of the meetings. Our incumbent executive officers received minimal compensation for the last three fiscal years.


                           SUMMARY COMPENSATION TABLE

                                                                Long Term Compensation
                                                                ----------------------
                                                                    Awards          Payouts
                                                            ----------------------  -------

                                                 Other      Restricted  Securities
Name and Principal                              Annual        Stock     Underlying   LTIP      All Other
    Position          Year  Salary    Bonus  Compensation    Award(s)    Options    Payment  Compensation
                              ($)      ($)       ($)           ($)          ($)       ($)         ($)
----------------------------------------------------------------------------------------------------------
Harold Fleischman,    2001    --        --        --        $1,050(1)       --        --         --
Incumbent Director

Jack Brehm, CFO       2001    --        --    $3,250(2)     $1,050(1)       --        --         --
Incumbent Director


(1) In September, 2001, he received 2,500 shares of Gamogen, Inc. common stock in consideration for services rendered. The highest bid during that quarter was $0.42.

(2) In September, 2001, Jack Brehm received consulting fees in the amount of $3,250.


After Merger.

         The Company will have several employees after the Merger who are expected to be: Jack Brehm (Chief Executive Officer), Dennis P. Maguire (President), Marcos M. De Mattos (V.P. of Corporate Development) and an Executive Assistant. The directors will be Jack Brehm, Dennis P. Maguire and Daniel F. Eccelston. The backgrounds of these individuals are as follows:

    o Jack Brehm, whose background is provided above, will serve as Chief Executive Officer of the Company after the Merger.

    o Dennis Maguire (age 45) has 26 years of experience in the motion picture industry. He has served as 1st Assistant Director on such feature films as: Rambo III, Patriot Games, The Specialist, Evita and Angela's Ashes. Mr. Maguire has worked for experienced film directors and producers and has extensive knowledge of film crews and budgeting.

    o Marcos M. De Mattos (age 25) has held positions in both venture capital firms as well as technology start-ups. Marcos De Mattos is the son of Carlos De Mattos. Since January 2002, Marcos De Mattos has been an associate partner with Interactive. Marcos De Mattos graduated from the University of San Diego in 1998 with a BBA degree.

    o Daniel F. Eccelston (age 56) has over 41 years of experience as a lighting and chief lighting technician for numerous feature film and commercial engagements.

         At the closing the Merger, CDMI will enter into a consulting agreement with Carlos D. De Mattos providing for him to render up to 20 hours per week of consulting services regarding film production for a period of one year. The consulting agreement will be renewable by mutual consent. CDMI will pay Carlos
D. De Mattos a consulting fee of $65,000 per year plus reimbursement of his reasonable out of pocket expenses, as well as a car allowance of up to $500 per month. Mr. De Mattos is the majority shareholder of Interactive and the father of Marcos M. De Mattos.

         In addition, Interactive, Carlos D. De Mattos and Marcos M. De Mattos will enter into non-competition agreements prohibiting them from engaging in the film production business for five years other than through the Company.

         The forms of the Consulting Agreement and the Confidentiality and Non-Interference Agreements are attached as Exhibits D and E to this Statement.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         The Company's officers, directors and beneficial owners of more than 10% of any class of its equity securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 ("Reporting Persons") are required to file reports of ownership and changes in beneficial ownership of the Company's equity securities with the SEC. Copies of those reports must also be furnished to the Company. Based solely on a review of the copies of reports furnished to the Company pursuant to that Act, the Company believes that during the fiscal year 2002 all filing requirements applicable to Reporting Persons were complied with.

MANAGEMENT'S DISCUSSION AND ANALYSIS AND PLAN OF OPERATIONS

         The Merger Agreement contemplates several related transactions. The summary of those transactions is qualified by reference to the text of the Merger Agreement attached as Exhibit A to this Statement. The principal result of the transactions contemplated by the Merger Agreement is that we will embark on a new business.

         Since 1999, we have not engaged in business operations. After merging with CDMI, we intend to begin to develop and produce full length motion pictures possibly through autonomous partnerships or other entities. We expect these entities to be independent organizations providing the ability for creativity and progressive production ideas to occur. CDMI has not identified any particular motion picture project at this time.

         Further, we may provide sound stages, production facilities as well as specialized equipment to the entertainment industry. We may work with an affiliated entity owned by Carlos D. De Mattos in this area, but any transactions with this affiliate would be on arms'-length terms as determined by our directors.

         We plan to distribute the motion pictures via international and domestic distributors, whose primary business focus is distribution encompassing motion picture theaters, home video, pay-per-view, pay television, free television and ancillary markets, such as hotels, airlines and streaming films on the Internet.

         Our business model contemplates that a local distributor would acquire distribution rights for our film products in one or more of these distribution channels. We expect that the local distributor would agree to advance CDMI a non-refundable minimum guarantee. The local distributor would then generally receive a distribution fee based on receipts or other factors. We anticipate receiving a portion of gross receipts in excess of the distribution fees, distribution expenses and monies retained by exhibitors. The local distributor and theatrical exhibitor typically enter into an arrangement providing for the exhibitor's payment to the distributor of a percentage (generally 40% to 50%) of the box office receipts for the exhibition period, depending upon the success of the motion picture.

         We may also provide basic management and administrative services to the entities that produce these films under a management agreement. CDMI will also consider opportunities to contribute additional working capital to these entities.

         We intend to rely on pre-sales to North American and international distributors for revenues. We intend to finance our production activities from pre-sales, equity offerings, co-productions and joint ventures. We expect to have substantially all funds in place prior to commencement of principal photography for a film project.

         As independent producers, we intend to target our product at specialized markets and expect to produce motion pictures with budgets of less than $25 million. Talent, directors, and producers have migrated towards the low budget films being made by independent producers. The increased interest comes as a result of the realization that low-budget film production offers the creative personnel an opportunity to be innovative, something that is not always the case with the more expensive studio productions. Filmmakers also realize that the successful low-budget films are gaining respect among the critics, while becoming increasingly more popular in the market place. In addition, many actors and actresses feel that it is beneficial to them to maintain a continuous work pace in the film industry, despite the low wages.

         Agents and managers for higher ranked talent have, during the past two years, become increasingly aware that the success of an independent picture can drastically increase their client's market value. Meanwhile, actors and actresses, eager to redirect their careers are offered new challenges and the potential of a career change through roles in quality low-budget films. Since low-budget films often offer talent net profit participation in exchange for lower wages, many high ranking actors and actresses are constantly working on various low-budget films.

         We expect to obtain scripts through contacts of our officers and directors. These contacts include individuals with experience within the film industry. We will also place advertisements in industry journals calling for scripts or story rights. We also plan to commission writers to develop projects where rights have been optioned. Many of the scripts may be optioned by writers who are not members of the Writers Guild of America (WGA). In an option agreement, scripts may be contractually "picked up" with the right to purchase at a later point in time. Option agreements are typically in effect for one or two years, after which they usually can be extended.

         We expect to enter into contractual arrangements with screenplay writers, attorneys, actors, grips, gaffers, officers, directors, municipalities, investors, production managers, assistants and employees. These arrangements will cover services in connection with the production of movies and administrative and support services. We will also be entering into an agreement to purchase lighting and related equipment from an unaffiliated manufacturer and entering into a five year operating lease arrangement for such equipment with an affiliated entity of which Carlos D. De Mattos is a minority stockholder.

         The only intellectual property rights we expect to have are the ownership of scripts and screenplays which from time to time might be subject to copyright protection.

         The Company will be headquartered in office space leased on a month to month basis at 3111 N. Kenwood Street, Burbank, California 91505 from a company of which Carlos D. De Mattos is a principal owner. Rent will be $2,000 per month.

         As a result of the transactions contemplated in the Merger Agreement, we will have cash of $300,000 (less fees and expenses for professionals and others in connection with the Merger and other expenditures for equipment). We intend to adjust the pace of our spending so that these funds enable us to engage in minimal operations for 12 months. We hope to raise up to approximately $2,000,000 in a private placement of common stock after the Merger to finance additional operations in the next 12 months. We do not expect to hire a significant number of employees (other than as described above) or acquire or sell plant or equipment during the next 12 months.

SALE OF STOCK TO INTERACTIVE AND SOUTHRIDGE; SOUTHRIDGE NOTE

         Prior to the Merger, we will sell 1,500,000 shares of our common stock to Interactive. We will also sell 950,000 shares of common stock to Southridge. Interactive and Southridge will each pay us a purchase price of $.10 per share, resulting in total gross proceeds to us of $245,000.

         In addition, Southridge will pay $55,000 as partial payment of a note Southridge owes to us. We have agreed to credit Southridge $95,000, representing the remaining balance of that note. This amount represents a consulting fee for mergers, acquisitions and investment banking advice Southridge provided to us in connection with the transactions to be voted upon at the Special Meeting. We will use the proceeds from our stock sale and the note payment for business development activities and other general corporate purposes following the Merger.

         The purchase price of $.10 per share was the result of negotiations between Interactive, Southridge and Gamogen. Our Board concluded that this price was appropriate based on market and other factors. These factors included the trading history of our common stock prior to the Merger Agreement and Gamogen's net worth. For the three months before the date of the Letter of Intent among Interactive, Southridge and Gamogen, in which the purchase price was agreed to, Gamogen received various bids for its common stock at an average of $.25 per share, however there was no or minimal trading volume at such prices. Our Board concluded that, in view of that thin trading pattern, the absence of reliable bids for the common stock, and the fact that the common stock to be issued to Interactive and Southridge would not be registered and therefore restricted stock which may only be resold under Rule 144 or some other exemption to the Securities Act of 1933, a price of $.10 was fair to Gamogen.

MERGER BETWEEN CDMI AND NEWCO

         After issuing shares of our common stock to Interactive and Southridge, Newco and CDMI will merge. CDMI will be the surviving corporation after the merger and will become a wholly owned subsidiary of Gamogen. In exchange for Interactive's shares of CDMI, we will issue Interactive 2,169,689 shares of Gamogen common stock.

         In the Merger Agreement, Gamogen, Newco and CDMI have agreed not to take any action or enter into any transaction outside the ordinary and usual course of business pending the closing of the transactions in that Agreement. In addition, each party to the Merger Agreement agreed not to solicit any inquiries or proposals for the acquisition by any third party of a material amount of securities or assets from such party, or to engage in a merger, consolidation, share exchange or similar business combination involving such party, or furnish information to a third party relating to a possible transaction with a third party, or engage in negotiations or discussions relating to a transaction with a third party.

         In the Merger Agreement, we agreed to observe any indemnification provisions now existing in our Articles of Incorporation or Bylaws for the benefit of any individual who served as an officer or director of Gamogen or Newco at any time before the Merger. CDMI, as the surviving corporation after the Merger, will observe indemnification provisions in its Certificate of Incorporation and Bylaws for the benefit of any individual who served as a director or officer of CDMI prior to the Merger.

         The obligations of the parties to consummate the transactions contemplated in the Merger Agreement are subject to the satisfaction of certain conditions. Those conditions include that the requisite majority of our stockholders approve the transactions in the Merger Agreement, that any necessary third party consents have been obtained, that the parties' representations and warranties remain correct, that no suits or other proceedings are pending or threatened that would adversely affect the transactions in the Merger Agreement, and that the Securities and Exchange Commission has not issued any negative comments or taken negative actions with respect to any filings made with the Commission. In addition, Gamogen's obligations are subject to our being satisfied with the results of our due diligence review of CDMI's business plan.

GYNECO DISTRIBUTION

         Gyneco, Inc. is New York corporation organized on May 29, 1987. Gyneco is a wholly owned subsidiary of Gamogen that engaged in the manufacturing and marketing of a line of gynecological products through foreign distributors, U.S. hospitals and private physicians for approximately fourteen years until the year 2000. We plan to distribute Gyneco's shares to Gamogen stockholders. Gyneco continues to own intellectual property in the medical technology field and plans to become operational again (in biotechnology or another unrelated field), after it is separated from Gamogen. After the distribution, Gyneco would have no business relationship with Gamogen.

         We plan to distribute the shares of Gyneco by issuing a dividend of one Gyneco share on each outstanding Gamogen share. The dividend will be paid to persons who held Gamogen common stock on the day prior to the closing of the Merger. Gyneco presently intends to file a Form 10-SB registration statement with the Securities and Exchange Commission. The Gyneco shares to be distributed will be held by Gamogen until the Form 10-SB becomes effective. Upon effectiveness of the Form 10-SB, Gamogen will distribute the Gyneco shares to Gamogen stockholders and Gyneco would then become a separate reporting company under the Securities Exchange Act of 1934. If Gamogen's Board (prior to the Merger) or Gyneco's Board (after the Merger) determines that the distribution would be inadvisable or otherwise disapproves of it for any reason, we will not make the distribution and will take steps to dissolve or otherwise dispose of Gyneco in a way that will not result in Gamogen or CDMI assuming Gyneco's liabilities.

         Our Board has determined that the distribution of Gyneco's shares is in the Company's best interests because it will facilitate the CDMI transaction and because the Board anticipates that there would be no synergies between Gyneco and Gamogen. By separating Gyneco from Gamogen prior to the CDMI merger, Gamogen/CDMI should not include contingent liabilities of Gyneco which may enhance Gamogen's ability to attract additional financing after the Merger with CDMI.

         Mr. Fleischman and Mr. Grunfeld will serve as directors, and as President and Secretary, respectively, of Gyneco after the distribution. Their biographical information is set forth above under the heading "Management of Company Before and After CDMI Acquisition."

         Stockholders are not required to make any payment of cash or other consideration in order to participate in the distribution. Gyneco will apply for a new stock symbol. As of the record date for the distribution, there were approximately 145 record holders of our common stock. The transfer agent for Gyneco will be OTC Corporate Transfer Service Company.

         Gyneco's unaudited pro-forma balance sheet as of November 30, 2001 is as follows:

Current Assets
    Cash                                                         $875
         Total Assets                                            $875

Current Liabilities
    Accrued Expenses                                               $0
         Total Liabilities                                         $0

Common Stock                                                   $1,000
    Additional Paid in Capital                               $681,604
    Accumulated Deficit                                     ($681,729)
    Total Stockholders' Equity                                   $875

Total Liabilities and Stockholders' Equity                       $875

         The federal income tax consequences of the distribution are summarized below under the heading "Federal Income Tax Treatment."

CHANGE OF COMPANY'S NAME

         As part of the transactions related to the Merger, we will change our name. Specifically, we will amend our Articles of Incorporation to change our name to "CDMI Productions, Inc." We will also apply for a new trading symbol and we will announce the new symbol on completion of the Merger.

         Stockholders may exchange their Gamogen stock certificates with our transfer agent, OTC Corporate Transfer Service Company, for a new certificate reflecting ownership of the same number of shares and showing our new name. However, Gamogen stock certificates will continue to be valid certificates and will evidence ownership of the number of shares of our common stock after the name change as stated in the certificate.

         We will provide stockholders with information on how to exchange their certificates in a separate letter to the stockholders.

FEDERAL INCOME TAX TREATMENT

         The following discussion summarizes the material federal income tax considerations generally applicable to the Gamogen, its shareholders and the CDMI shareholders with respect to the Gyneco distribution. The discussion below is based upon current federal income tax law. This discussion applies to shareholders who hold their stock as capital assets within the meaning of
Section 1221 of the Internal Revenue Code of 1986, as amended. We have not sought and do not intend to seek a ruling from the Internal Revenue Service in connection with the Merger or the distribution. This discussion does not address the consequences of the distribution or Merger under state, local or foreign law, nor does the discussion address all aspects of federal income taxation that may be important to a shareholder in light of his or her particular circumstances. Accordingly, all shareholders are encouraged to consult their own tax advisors as to the specific tax treatment of these transactions.

         The Company reviewed whether it would be possible for the distribution of the Gyneco shares to be structured as a tax free transaction, but upon advice from tax counsel, has concluded that a tax free distribution is not possible. Accordingly, both Gamogen and its shareholders will recognize taxable income as a result of the distribution and receipt of the Gyneco shares. The amount of income for a non-corporate shareholder generally will be equal to the value of the Gyneco shares received. The Company will recognize income in the amount of the difference between the value of the Gyneco shares and the Company's basis in those shares. However, we anticipate that the value of the Gyneco shares on the date of distribution and receipt will be relatively nominal, thereby reducing the impact of the taxable distribution. Based on current estimates, the amount of gain to Gamogen and income to stockholders would be approximately $.0006 per share.

RISK FACTORS

         Our proposed business after the Merger involves a high degree of risk. We may not succeed in the commercial development of any product, we may not earn revenues or achieve profitability, and we may not achieve our other goals in the foreseeable future. Our success must at this time be regarded as speculative.

         This Statement and our other filings with the Securities and Exchange Commission and public announcements contain "forward-looking statements," within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks, uncertainties and other factors that may cause our actual results or performance to differ materially from any results of performance expressed or implied by those statements. Examples of forward-looking statements include predictive statements, statements that depend on or refer to future events or conditions, which include words such as "expects," "anticipates," "intends," "plans," "believes," "estimates," "should," "would," "may" or similar expressions, or statements that involve hypothetical events.

         The following are the key risk factors that may affect our future results or that stockholders should be aware of:

WE ARE A DEVELOPMENT STAGE COMPANY, WE DO NOT HAVE ANY FILM OR OTHER PRODUCTS AVAILABLE FOR SALE AT THIS TIME AND WE DO NOT EXPECT TO GENERATE REVENUES FROM OPERATIONS OR SALES IN THE NEAR FUTURE.

    o After the Merger we will be a development stage company in a very early stage of development. We have not generated revenues from sales or operations, and we do not expect to generate any revenues for at least several years.

    o As a result of changing economic considerations, market conditions and similar factors, we may shift our focus or determine not to pursue projects that are currently under consideration.

OUR BUSINESS MAY NOT BE SUCCESSFUL.

    o The cost of producing and distributing motion pictures has increased substantially in recent years due, among other things, to the increasing demands of creative talent and industry-wide collective bargaining agreements. Most screenwriters, performers, directors and technical personnel in the entertainment industry who will be involved in our proposed films are members of guilds or unions that bargain collectively on an industry-wide basis from time to time. Action by these guilds or unions can significantly disrupt film production or increase costs.

    o The motion picture industry is highly competitive, and we cannot predict the market appeal and profitability of any particular motion picture or group of motion picture projects. The revenues of each picture depend upon a number of factors, including the popularity and number of other pictures then being distributed, the timing of release, domestic theatrical distribution capabilities, box-office prices and the availability of alternate forms of entertainment.

    o Our revenues will be substantially influenced by public taste, which changes rapidly and cannot be predicted. Many films do not earn sufficient gross receipts to cover fees and costs of production and distribution. We may not recoup all or any portion of our investment or expenses in a particular project, and any particular project may not yield profits to us.

    o Success of a film often depends upon its initial domestic box-office success, which can increase the value of other rights associated with the film. We will not have any significant domestic theatrical distribution operations or arrangements in place. Our continued growth may depend upon our ability to develop, acquire or secure suitable domestic theatrical distribution capability.

    o We may not be able to obtain an adequate number of scripts through contacts in the industry, advertisements or option agreements.

WE HAVE A HISTORY OF LOSSES AND MAY NOT ACHIEVE OR MAINTAIN FUTURE PROFITS OR PAYMENT OF DIVIDENDS.

    o We have incurred losses since the beginning of our operations, and for at least two years we have not conducted any operational activities while we searched for a suitable merger candidate. Since March 1, 2001, we have incurred total losses of approximately $30,000.

    o We have never declared or paid cash dividends to stockholders, and we do not expect to do so in the foreseeable future.

WE MUST OBTAIN SUBSTANTIAL ADDITIONAL FINANCING, AND OUR FAILURE TO RECEIVE ADDITIONAL FUNDS WILL IMPAIR OUR ABILITY TO IMPLEMENT OUR BUSINESS PLANS.

    o We will need substantial additional financing for our product development, marketing and other operations. We cannot accurately estimate the amount of financing required; however, the amount could be up to an additional $2 million for our initial operations.

    o Depending on market conditions, we will attempt to raise additional capital through stock and debt offerings, collaborative relationships and other available sources. Funds may not be available on acceptable terms, if at all.

    o If we sell additional equity, existing stockholders will be diluted. We will not know the extent of that dilution until we reach an agreement on the particular terms of a financing.

WE WILL BE HIGHLY DEPENDENT ON A SMALL NUMBER OF EMPLOYEES AND CONSULTANTS, AND THE TERMINATION OF ANY OF THOSE RELATIONSHIPS WITHOUT A SUITABLE REPLACEMENT WOULD IMPAIR OUR ABILITY TO IMPLEMENT OUR BUSINESS PLANS.

    o We could suffer competitive disadvantage or loss of intellectual property rights if Jack Brehm, Dennis P. Maguire, Marcos M. De Mattos or Carlos De Mattos terminate their relationship with us or violate their agreements with us.

    o Our continued success depends upon the continued involvement and contribution from the four individuals identified above, as well as our ability to attract and retain highly qualified personnel with expertise in film production, management and the entertainment industry in general.

    o Our industry is subject to the Screen Actors Guild and other union contracts which could have an adverse economic impact.

OUR MARKETS ARE EXTREMELY COMPETITIVE, AND OUR INABILITY TO SUCCESSFULLY COMPETE WILL IMPAIR OUR GROWTH AND PROFITABILITY.

    o We face substantial competition from many companies such as Artisan, Miramax and Palm Pictures. These competitors have greater financial and human resources in developing products.

    o We will be an independent production company and will not have access to the extensive capital required to make big budget motion pictures, such as the "blockbuster" product produced by the major studios. We will not have the capital necessary to maintain the substantial overhead that is typical of such studios' operations.

    o We will not maintain significant infrastructure. We will hire only creative and other production personnel and retain the other elements required for development, pre-production, principal photography and post-production activities on a project-by-project basis.

    o We face competition from companies within the entertainment business and from alternative forms of leisure entertainment, such as travel, sporting events, outdoor recreation and other cultural activities. We will compete with major studios, numerous independent motion picture and television production companies, television networks and pay television systems for the acquisition of literary and film properties, the services of performing artists, directors, producers and other creative and technical personnel and production financing.

    o Our motion pictures will compete for audience acceptance and exhibition outlets with motion pictures produced and distributed by other companies. As a result, the success of any of our motion pictures will be dependent not only on the quality and acceptance of a particular picture, but also on the quality and acceptance of other competing motion pictures released into the marketplace at or near the same time. The number of films released or distributed by our competitors may result in an oversupply of films in the market which would reduce our revenues.

INTERACTIVE WILL HAVE VOTING CONTROL OF GAMOGEN, WHICH MAY CREATE CONFLICTS WITH THE OTHER STOCKHOLDERS AND WILL PREVENT A CHANGE IN CONTROL OF GAMOGEN AND MAY AFFECT THE TRADING MARKET FOR COMMON STOCK.

    o Following the Merger, Interactive will control 61.16% of our outstanding common stock. As a result of its ability to elect a majority of the Board of Directors, Interactive will effectively control our management, business and affairs. The interests of Interactive could conflict with the interests of other stockholders.

    o This concentration of ownership and management control will delay or prevent a change of control with which Interactive does not agree, and will also result in a small supply of shares available for purchase in the public securities markets. These factors may affect the market and market price for our common stock in ways that do not necessarily reflect the intrinsic value of our stock.

WE MAY ENGAGE IN TRANSACTIONS WITH AFFILIATES WITHOUT INDEPENDENT EVALUATION.

    o Our business plan contemplates transactions with one or more entities controlled by Carlos D. De Mattos. Marcos De Mattos will recuse himself from any Board actions involving these transactions.

    o We expect that the terms of any transaction with such an affiliate will be on arms'-length, commercially reasonable terms, as determined by the Board (excluding Marcos De Mattos). However, we do not anticipate obtaining opinions from independent experts concerning these transactions.

BALANCE SHEET INFORMATION OF THE COMPANY AND CDMI

         Exhibit B to this Statement contains the Company's audited February 29, 2001 balance sheet and the Company's unaudited November 30, 2001 balance sheet.

         Below is the unaudited consolidated and adjusted pro-forma balance sheet as of November 30, 2001 assuming the closing of the Merger, after giving effect to the Gyneco distribution, the elimination of the note to Southridge and the other transactions contemplated in the Merger Agreement. The amounts below do not reflect professional and related fees and expenses incurred in connection with the Merger.

Current Assets
    Cash                                                      $307,569
         Total Assets                                         $307,569

Current Liabilities
    Accrued Expenses                                            $8,147
    Total Liabilities                                           $8,147

Common Stock                                                   $60,000
    Additional Paid in Capital                              $1,810,963
    Accumulated Deficit                                    ($1,571,541)
    Total Stockholders' Equity                                $299,422

Total Liabilities and Stockholders' Equity                    $307,569

         Exhibit C to this Statement contains CDMI's audited January 31, 2002 financial statements.

MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

         The Company is authorized to issue 50,000,000 shares of common stock, $.01 par value, of which 1,380,311 shares were issued and outstanding as of January 28, 2002. On that date, the Company's common Stock was held by approximately 145 beneficial owners.

         To our knowledge there has been only minimal trading in Gamogen common stock for the calendar years ended December 2000 and December 2001. Our common stock is traded on the Over-The-Counter Bulletin Board market under the symbol "GAMN." The following table sets forth the high and low closing bid quotations for the common stock as reported by Pink Sheets, LLC and the NASDAQ Historical Data Service for the periods indicated. These quotations represent interdealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions.

                  YEAR ENDED              YEAR ENDED
                  DECEMBER 31, 2000       DECEMBER 31, 2001
                                (Amounts in $)
                  High       Low          High       Low
1st Quarter       0.01       0.01         1.75       0.34375
2nd Quarter       None       None         0.3        0.3
3rd Quarter       0.11       0.08         0.47       0.35
4th Quarter       0.3125     0.3125       0.455      0.25

         We have not declared or paid any cash dividends on our common stock and we do not anticipate that any dividends will be paid in the foreseeable future.

AUDITOR INFORMATION

         The firm of Ernst & Young, LLP served as our accountant for the last fiscal year. No representative of that firm is expected to attend the Special Meeting.

Audit Fees. The firm of Ernst & Young, LLP billed us $7,500 for professional services rendered for the audit of our annual financial statements for the most recent fiscal year and for the review of our quarterly financial statements for the current fiscal year.

Financial Information Systems Design and Integration Fees. Ernst & Young, LLP did not bill us for information systems design or integration services.

All Other Fees. Ernst & Young, LLP billed us no other fees for services other than those specified above. Our Board has determined that these services are compatible with maintaining Ernst & Young, LLP's independence.

                                  OTHER MATTERS

         The Board of Directors is not aware of any matters not set forth herein that may come before the Special Meeting. If, however, further business properly comes before the Special Meeting, the persons attending the Special Meeting may vote their shares in accordance with their judgment.

                       DOCUMENTS INCORPORATED BY REFERENCE

         The Annual Report on Form 10-KSB of the Company for the fiscal year end February 28, 2001, and the quarterly reports on Form 10-QSB for the quarter November 31, 2001 are annexed hereto in Exhibit B and incorporated by reference to this Statement.

                          ANNUAL REPORT ON FORM 10-KSB

         ATTACHED TO THIS STATEMENT ARE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED FEBRUARY 28, 2001, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, BUT EXCLUDING EXHIBITS. Requests for additional copies of such reports or the exhibits should be directed to Gamogen, Inc., 1930 Village Center Circle, (3-83), Summerlin, Nevada 89134. Copies of our Form 10-KSB and other filings with the Securities and Exchange Commission are also available on through the Commission's EDGAR system, at www.sec.gov/edgar/searchedgar/webusers.htm.

                                     By Order of the Board of Directors,


                                     Jack Brehm, Chief Financial Officer

Attachments:
-----------

Exhibit A:    Amended and Restated Agreement and Plan of Merger

Exhibit B:    Annual Report on Form 10-KSB for fiscal year ended February 28,
              2001 and Quarterly Report on Form 10-QSB for quarter ended
              November 31, 2001

Exhibit C:    CDMI audited financial statements as of January 31, 2002

Exhibit D:    Carlos D. De Mattos Consulting Agreement

Exhibit E:    Form of Confidentiality and Non-Interference Agreement

                                                                       Exhibit A

                AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER
                -------------------------------------------------

         This Amended and Restated Agreement and Plan of Merger (the "Agreement") is entered into as of March 15, 2002 by and among Gamogen, Inc., a New York corporation ("Gamogen"), Gamogen Newco, Inc., a Delaware corporation ("Newco"), Southridge Group, LLC, a Nevada limited liability company ("Southridge"), CDM Interactive, Inc., a California corporation ("Interactive"), and CDMI Productions, Inc., a Delaware corporation ("CDMI"). Gamogen, Newco, Southridge, Interactive and CDMI are referred to collectively herein as the "Parties."

                                    RECITALS

         A. The Parties are parties to that certain Agreement and Plan of Merger (the "Merger Agreement"), dated as of January 8, 2002. The Parties desire to amend the Merger Agreement and, for their convenience, to restate such amendments into a single agreement.

         B. Southridge currently owns 1,051,100 issued and outstanding shares of common stock of Gamogen. Gamogen owns all of the issued and outstanding shares of common stock of Newco. CDMI has 2,169,689 shares of common stock issued and outstanding, all of which are owned by Interactive.

         C. CDMI is a development stage company that has recently been organized to produce feature length motion pictures at low or moderate cost. CDMI proposes to enter into distribution agreements with domestic theatrical, European theatrical, video, DVD, Internet, and international theatrical distribution markets. In addition, CDMI proposes to provide sound stages, production facilities as well as specialized equipment to the entertainment industry.

         D. CDMI's assets will include an option (exercisable for one year after the date hereof for an exercise price of $100) to acquire from Luso American Securities (Portugal) its 20% interest in the COMPLEXO in Cascais, Portugal, as described in the ACORDO, dated November 23, 2000 between A. Santo and Luso American Securities (Portugal). The COMPLEXO proposes to be a world-class, state-of-the-art, self-contained entertainment production facility. The COMPLEXO is intended to be the major production center of the Iberian Peninsula, creating television, commercial and film product not only for the European Union, but also for export to the United States and to Brazil.

         E. This Agreement contemplates a tax-free merger of CDMI with and into Newco in a reorganization pursuant to Code ss.368. CDMI Stockholders will receive capital stock in Gamogen in exchange for their capital stock in CDMI, and CDMI will become a wholly-owned subsidiary of Gamogen. In addition, the Parties desire that Gamogen distribute the shares of its current subsidiary Gyneco, Inc. ("Gyneco") so that the Gamogen/CDMI combination does not include Gyneco and any possible contingent liabilities in Gyneco. The Parties expect that the Merger will further certain of their business objectives (including, without limitation, the continuation of CDMI affiliates' business in the film and entertainment industry).

                                    AGREEMENT

         Now, therefore, in consideration of the foregoing recitals, and the promises, representations, warranties, and covenants herein contained, the Parties agree as follows.

         1. Definitions. The following terms have the meanings set forth below:

              "Gamogen Share" means any share of the Common Stock, $.01 par value per share, of the Gamogen.

              "Dissenting Share" means any CDMI Share which any stockholder who or which has exercised his or its appraisal rights under the Delaware General Corporation Law holds of record.

              "Requisite Gamogen Stockholder Approval" means the affirmative vote or written consent of the holders of two-thirds of the Gamogen Shares in favor of this Agreement, the Merger and the other transactions herein.

              "SEC" means the Securities and Exchange Commission.

              "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended.

              "CDMI Share" means any share of the Common Stock, $.001 par value per share, of CDMI.

         2.   Basic Transaction.

              (a) Distribution; Stock Purchase; and Merger. At the Closing, on and subject to the terms and conditions of this Agreement, the following transactions will occur:

                   i. First, Gamogen shall distribute by dividend the shares of its wholly owned subsidiary, Gyneco, to Gamogen's stockholders as of a record date on the day prior to the Closing (provided, however, that the Gyneco shares shall be held by Gamogen until Gyneco's Form 10-SB to be filed by Gyneco becomes effective with the SEC; and Gamogen or the Surviving Corporation shall distribute such Gyneco shares to Gamogen's stockholders as of such record date upon effectiveness of the Form 10-SB), it being agreed that if the SEC objects to the distribution, or if Gamogen's Board (before the Merger) or Gyneco's Board (after the Merger) determines that the Gyneco distribution would be inadvisable or otherwise disapproves of it for any reason, the Gyneco distribution shall not occur. If the Gyneco distribution does not occur, then Gyneco shall be dissolved (or otherwise disposed of in a way that will not result in Gamogen or the Surviving Corporation incurring Gyneco's liabilities) as soon thereafter as practicable;

                   ii. Second, Interactive shall purchase 1,500,000 shares of Gamogen and Southridge shall purchase 950,000 shares of Gamogen, in each case in exchange for payment of a purchase price of $.10 per share, and Gamogen shall issue such shares to Interactive and Southridge, respectively;

                   iii. Third, Southridge shall pay Gamogen $55,000 as a partial payment of a note it owes Gamogen, and the balance of such note shall be discharged at the time and in the manner determined between Gamogen's Board and Southridge; and

                   iv. Fourth, CDMI will merge with and into Newco (the "Merger") at the Effective Time. CDMI shall be the corporation surviving the Merger (the "Surviving Corporation"), and shall thereby become a wholly-owned subsidiary of Gamogen; and Gamogen will change its name to "CDMI Productions, Inc."

              (b) The Closing. The closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Grippo & Elden, in Chicago, Illinois (or by signatures delivered by fax), commencing at 9:00 a.m. local time on the third business day following the satisfaction or waiver of all conditions to the obligations of the Parties to consummate the transactions contemplated hereby (other than conditions with respect to actions the respective Parties will take at the Closing itself) or such other date as the Parties may mutually determine (the "Closing Date"); provided, however, that the Closing Date shall be no earlier than thirty-five days and not later than ninety days after the date of this Agreement. Southridge and Interactive have deposited with Gamogen's counsel or Gamogen the funds they must pay at Closing pursuant to paragraph (a) above; such funds shall be held in counsel's client funds account in escrow and paid to Gamogen as part of the Closing or as otherwise directed by Gamogen and CDMI or returned to the depositor if the Closing does not take place.

              (c) Actions at the Closing. At the Closing, the transactions described in paragraph (a) above shall take place in the order described therein. At the Closing, (i) CDMI will deliver to Gamogen non-competition agreements executed by Interactive and Carlos and Marcos DeMattos prohibiting them from engaging in the film production business for five years (other than through Gamogen), and a consulting agreement with Carlos DeMattos providing for him to render up to 20 hours per week of consulting services regarding film production for a period of one year (renewable by mutual consent) in exchange for a fee of $65,000 per year per plus reimbursement of reasonable out-of-pocket expenses and a car allowance of up to $500 per month, a certified charter, certificates of good standing in Delaware and California, an officer's certificate certifying the adoption of Board and stockholder resolutions approving the transactions herein and other matters customarily addressed by such certificates, and such other certificates, instruments, and documents reasonably requested by Gamogen, (ii) Gamogen will deliver to CDMI, with respect to both Gamogen and Newco, a certified charter, a certificate of good standing in New York (Gamogen only), executed counterparts (in its capacity as parent of the Surviving Corporation) of the non-competition and consulting agreements referred to in clause (i) above, an officer's certificate certifying the adoption of Board and stockholders resolutions approving the transactions herein and other matters customarily addressed by such certificates, and such other various certificates, instruments, and documents reasonably requested by CDMI,
(iii) Gamogen and CDMI will file with the Secretary of State of Delaware a Certificate of Merger in the form attached hereto as Exhibit A (the "Certificate of Merger"), and (iv) Gamogen will deliver to the Transfer Agent in the manner provided below in this Section 2 the certificates evidencing the CDMI Shares issued pursuant to paragraphs (a)(ii) above and (d)(v) below. Any terms of the consulting and non-competition agreements not provided for herein will be commercially reasonable terms mutually agreeable to the parties.

              (d)  Effect of Merger.
                   -----------------

                   i. General. The Merger shall become effective at the time (the "Effective Time") Newco and CDMI file the Certificate of Merger with the Secretary of State of Delaware. The Merger shall have the effect set forth in the Delaware General Corporation Law. The Surviving Corporation may, at any time after the Effective Time, take any action (including executing and delivering any document) in the name and on behalf of either Newco or CDMI in order to carry out and effectuate the transactions contemplated by this Agreement.

                   ii. Certificate of Incorporation. The Certificate of Incorporation of CDMI in effect at and as of the Effective Time will remain the Certificate of Incorporation of the Surviving Corporation without any modification or amendment in the Merger.

                   iii. Bylaws. The Bylaws of CDMI in effect at and as of the Effective Time will remain the Bylaws of the Surviving Corporation without any modification or amendment in the Merger.

                   iv. Directors and Officers. The directors and officers of CDMI in office at and as of the Effective Time will be the directors and officers of the Surviving Corporation; and the directors and officers of Gamogen shall resign and be replaced by individuals designated by CDMI.

                   v.   Conversion of Shares. At and as of the Effective Time,

                        (1) each issued and outstanding share of Newco common
                            stock shall be converted into one share of the Surviving Corporation,

                        (2) each issued and outstanding CDMI Share (other than
                            Dissenting Shares) shall be converted into the right to receive one share of Gamogen, and

                        (3) each Dissenting Share shall be converted into the
                            right to receive payment from the Surviving
                            Corporation with respect thereto in accordance with the provisions of the Delaware General Corporation Law. No Newco share, Gamogen Share or CDMI Share shall be deemed to be outstanding or to have any rights other than those set forth above in this
                            Section 2(d)(v) after the Effective Time.

              (e) Procedure for Payment. Immediately prior to the Effective Time, Gamogen will furnish to OTC Corporate Transfer Service Company (the "Transfer Agent") stock certificates representing the number of Gamogen Shares which must be issued pursuant to paragraph (d) above.

         3. Representations and Warranties of CDMI. CDMI represents and warrants to Gamogen that the statements contained in this Section 3 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Section 3).

              (a) Organization, Qualification, and Corporate Power. CDMI is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware. CDMI is duly authorized to conduct business and is in good standing under the laws of each jurisdiction where such qualification is required. CDMI has full corporate power and authority to carry on the businesses in which it is engaged and to own and use the properties owned and used by it.

              (b) Capitalization. The entire authorized capital stock of CDMI consists of 10,000,000 CDMI Shares and 5,000,000 shares of preferred stock, of which 2,169,689 CDMI Shares are issued and outstanding and no shares of preferred stock are issued and outstanding and no shares are held in treasury. All of the issued and outstanding CDMI Shares have been duly authorized and are validly issued, fully paid, and nonassessable. There are no outstanding or authorized options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, or other contracts or commitments that could require CDMI to issue, sell, or otherwise cause to become outstanding any of its capital stock. There are no outstanding or authorized stock appreciation, phantom stock, profit participation, or similar rights with respect to CDMI.

              (c) Authorization of Transaction. CDMI has full power and authority (including full corporate power and authority) to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of the CDMI, enforceable in accordance with its terms and conditions.

              (d) Noncontravention. To the knowledge of any director or officer of CDMI, neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (i) violate any constitution, statute, regulation, rule, judgment, order, ruling, or other restriction of any government, governmental agency, or court to which CDMI is subject or any provision of the charter or bylaws of CDMI, or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument or other arrangement to which CDMI is a party or by which it is bound or to which any of its assets is subject (or result in the imposition of any Security Interest upon any of its assets). To the knowledge of any director or officer of CDMI, and other than in connection with the provisions of the Delaware General Corporation Law, the Securities Exchange Act, and the state securities laws, CDMI does not need to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order for the Parties to consummate the transactions contemplated by this Agreement.

              (e) Financial Statements. Unless otherwise stated in audited financial statements provided by CDMI to Gamogen prior to the Merger or otherwise approved by Gamogen and CDMI, CDMI has total assets not exceeding $10,000 consisting of cash and an option (exercisable for one year after the date hereof for an exercise price of $100) to acquire from Luso American Securities (Portugal) its 20% interest in the COMPLEXO in Cascais, Portugal, as described in the ACORDO, dated November 23, 2000 between A. Santo and Luso American Securities (Portugal) (a true and correct copy of which has been provided to Gamogen) and total liabilities not exceeding $5,000 and only de minimis income. Except as set forth in the first sentence of this paragraph (e) or in such audited financial statements, CDMI has no liability (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due).

              (f) Brokers' Fees. CDMI has no liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement.

              (g) Continuity of Business Enterprise. CDMI operates at least one significant historic business line, or owns at least a significant portion of its historic business assets, in each case within the meaning of Reg. ss.1.368-1(d).

              (h) Disclosure. None of the information that CDMI will supply specifically for use in the Gamogen information statement will contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they will be made, not misleading.

         4. Representations and Warranties of Gamogen. Gamogen represents and warrants to CDMI that the statements contained in this Section 4 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Section 4).

              (a) Organization. Gamogen and Newco are each a corporation duly organized, validly existing, and in good standing under the laws of the State of New York and Delaware, respectively.

              (b) Capitalization. The entire authorized capital stock of the Gamogen consists of 50,000,000 Gamogen Shares, of which 1,380,311 Gamogen Shares are issued and outstanding as of the date of this Agreement, 1,000,000 shares of preferred stock none of which are issued and outstanding, and no Gamogen Shares are held in treasury. Newco's issued and outstanding capital stock consists of 1,000 shares of common stock, all of which are owned by Gamogen. All of the Gamogen Shares to be issued in the sale to Southridge and Interactive pursuant to Section 2(a)(ii) and pursuant to the Merger have been duly authorized and by the Closing will be validly issued, fully paid, and nonassessable. Gamogen shall contribute to Newco sufficient shares to allow Newco to meet its obligations pursuant to Section 2(d)(v) hereto.

              (c) Authorization of Transaction. Gamogen and Newco each has full power and authority (including full corporate power and authority) to execute and deliver this Agreement and to perform its obligations hereunder; provided, however, that Gamogen cannot consummate the transactions in Section 2 unless and until it receives the Requisite Gamogen Stockholder Approval. This Agreement constitutes the valid and legally binding obligation of Gamogen and Newco, enforceable in accordance with its terms and conditions.

              (d) Noncontravention. To the knowledge of any director or officer of Gamogen, neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (i) violate any constitution, statute, regulation, rule, judgment, order, ruling, or other restriction of any government, governmental agency, or court to which Gamogen or Newco is subject or any provision of the charter or bylaws of Gamogen or Newco, or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument or other arrangement to which Gamogen or Newco is a party or by which it is bound or to which any of its assets is subject (or result in the imposition of any security interest upon any of its assets). To the knowledge of any director or officer of Gamogen, and other than in connection with the provisions of the New York Business Corporation Law, the Securities Exchange Act, and the state securities laws, neither Gamogen nor Newco needs to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order for the Parties to consummate the transactions contemplated by this Agreement.

              (e) Brokers' Fees. Gamogen does not have any liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement.

              (f) Disclosure. Gamogen's filings with the Securities and Exchange Commission under the Securities Exchange Act during 2001, and the Gamogen information statement, have complied and will comply with the Securities Exchange Act in all material respects. Such Gamogen SEC filings have not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they will be made, not misleading; provided, however, that Gamogen makes no representation or warranty with respect to any information that CDMI will supply specifically for use in the Gamogen information statement.

         5. Covenants. The Parties agree as follows with respect to the period from and after the execution of this Agreement.

              (a) General. Each of the Parties will use its reasonable commercial efforts to take all action and to do all things necessary, proper, or advisable in order to consummate and make effective the transactions contemplated by this Agreement (including satisfaction, but not waiver, of the closing conditions set forth in Section 6 below). Without limiting the generality of the foregoing, the Parties agree to make any amendments to this Agreement necessary to minimize adverse tax consequences of the transactions herein upon Gamogen or its stockholders.

              (b) Notices and Consents. The Parties will give any notices to third parties, and will use its reasonable commercial efforts to obtain any third party consents, that Gamogen or CDMI reasonably may request in connection with the matters referred to in Section 3(d) above.

              (c) Regulatory Matters and Approvals. Each of the Parties will give any notices to, make any filings with, and use its reasonable commercial efforts to obtain any authorizations, consents, and approvals of governments and governmental agencies in connection with the matters referred to in Section 3(d) and Section 4(d) above. Such filings shall include, without limitation, Gamogen preparing and filing with the SEC a preliminary and definitive information statement materials under the Securities Exchange Act relating to the Stockholder Action. Each Party will provide the other Parties with whatever information and assistance in connection with the foregoing filings that the filing Party reasonably may request.

              (d) Stockholder Action. Gamogen will call a special meeting of its stockholders or the Requisite Gamogen Stockholder Approval will be effected by written consent without a meeting (the "Stockholder Action") as soon as reasonably practicable in order to approve the transactions contemplated by this Agreement. The other Parties will take such actions as may be necessary to fully approve the transactions contemplated by this Agreement by all requisite Board and stockholder action. Gamogen will mail the information statement to its stockholders as soon as reasonably practicable. The information statement will, to the extent necessary, contain the affirmative recommendations of Gamogen's Board in favor of the adoption of this Agreement and the approval of the transactions herein; provided, however, that no director or officer of Gamogen shall be required to violate any fiduciary duty or other requirement imposed by law in connection therewith.

              (e) Operation of Business. Gamogen, Newco and CDMI will not engage in any practice, take any action, or enter into any transaction outside the ordinary course of business, and will not effect any change in its capital structure other than as contemplated in this Agreement.

              (f) Full Access; Confidentiality. Gamogen, Newco and CDMI will permit their respective representatives to have full access to all premises, properties, personnel, books, records (including tax records), contracts, and documents of or pertaining to their respective business and corporations. This Agreement, the transactions it describes, and all other proprietary or confidential information about one Party that is provided to another Party, are and shall remain confidential and shall not be used for any purpose other than to facilitate the transactions described herein. Each Party's employees, directors and professional advisors shall be advised of the confidential nature of such information. Notwithstanding the foregoing, such information may be disclosed in Gamogen's filings with the SEC to the extent required by applicable law; and the following information shall not be subject to the foregoing restrictions of confidentiality and non-use: information which is or becomes part of the public domain without fault of the party receiving such information, information which the receiving party obtains from another source who is not in breach of any duty of confidentiality to the other party and information which a receiving party is legally compelled to disclose provided such party gives the other party notice of such requirement and an opportunity to obtain a protective order or similar limitation.

              (g) Notice of Developments. Each Party will give prompt written notice to the other of any material adverse development causing a breach of any of its own representations and warranties in Section 3 and Section 4 above.

         6. Exclusivity. Each Party agrees not to directly or indirectly (a) solicit any inquiries or proposals for the acquisition by any third party of a material amount of securities or assets from such party, or to engage in a merger, consolidation, share exchange or similar business combination involving such party (collectively, a "Third Party Transaction"), or (b) furnish information to a third party relating to a possible Third Party Transaction, or engage in negotiations or discussions relating to a Third Party Transaction. Each Party shall promptly advise the other of any inquiry or proposal concerning a possible Third Party Transaction and any pending discussions concerning a Third Party Transaction shall be terminated forthwith.

         7. Indemnification. Gamogen will observe any indemnification provisions now existing in its Certificate of Incorporation or Bylaws for the benefit of any individual who served as a director or officer of Gamogen or Newco at any time prior to the Effective Time, and the Surviving Corporation will observe similar provisions in its Certificate of Incorporation for the benefit of any individual who served as a director or officer of CDMI at any time prior to the Effective Time.

         8.   Closing Conditions.
              -------------------

              (a) The obligation of each Party to consummate the transactions to be performed by such Party in connection with the Closing is subject to satisfaction of the following conditions:

                   i. This Agreement, the Merger and the other transactions contemplated hereby shall have received the Requisite Gamogen Stockholder Approval;

                   ii. Any necessary third party consents shall have been obtained;

                   iii. The representations and warranties of Gamogen and CDMI shall be true and correct in all material respects at and as of the Closing Date;

                   iv. Each other Party shall have performed and complied with all of its covenants hereunder in all material respects through the Closing;

                   v. No action, suit, or proceeding shall be pending or threatened before any court or quasi-judicial or administrative agency of any federal, state or local jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement,
(B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation, (C) affect adversely the right of the Surviving Corporation to succeed to the rights, privileges and benefits of CDMI; and

                   vi. Any filings with the SEC required to be made shall have been filed and the SEC shall not have issued any negative or adverse comments or taken any negative action thereon.

              (b) The obligation of Gamogen and Gamogen Newco to consummate the transactions to be performed by either of them in connection with the Closing is subject to the additional condition that Gamogen shall be satisfied in its discretion with its legal, financial and business due diligence with respect to CDMI's business plan and interests.

         9.   Miscellaneous.

              (a) Survival. None of the representations, warranties, and covenants of the Parties will survive the Effective Time.

              (b) Press Releases and Public Announcements. No Party shall issue any press release or make any public announcement relating to the subject matter of this Agreement without the prior written approval of the other Party; provided, however, that any Party may make any public disclosure it believes in good faith is required by applicable law.

              (c) Entire Agreement. This Agreement (including the documents referred to herein) constitutes the entire agreement between the Parties and supersedes any prior understandings, agreements, or representations by or between the Parties, written or oral, to the extent they relate in any way to the subject matter hereof.

              (d) Succession and Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns. No Party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other Party, such approval not to be unreasonably withheld.

              (e) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

              (f) Notices. All notices and other communications hereunder must be in writing, delivered by mail, overnight courier or fax, and addressed to the intended recipient as set forth below such Party's signature below. Any such notice or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Party notice in the manner herein set forth.

              (g) Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of laws provision, except to the extent the New York Business Corporation Law governs the internal affairs of Gamogen.

              (h) Execution by Fax; Amendments. Any of the Parties may execute this Agreement through signature pages delivered by fax, in which case the Party so executing this Agreement shall promptly thereafter deliver its originally executed signature page (but the failure to do so shall not affect the binding nature of such Party's faxed signature). The Parties may mutually amend any provision of this Agreement at any time prior to the Effective Time. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by the Parties.

              (i) Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

              (j) Expenses. Each of the Parties will bear its own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby; provided, however, that the foregoing shall not relieve a Party from liability for any breach hereof and provided further that Gamogen shall be responsible for all such legal, accounting and similar costs and expenses it incurred or accrued since November 28, 2001.

         10.  Securities Representations.

              (a) Interactive represents and warrants that it is acquiring Gamogen Shares pursuant to this Agreement for its own account and not with a view to the resale or distribution thereof except in compliance with the Securities Act of 1933 and any applicable state securities laws; and it has a pre-existing business relationship with Gamogen's controlling persons and has the capacity to protect its own interests in connection with the transactions hereunder.

              (b) Southridge represents and warrants that it is acquiring the Gamogen Shares pursuant to this Agreement for its own account and not with a view to the resale or distribution thereof except in compliance with the Securities Act of 1933 and applicable state securities laws; and it has a pre-existing business relationship with Gamogen and has the capacity to protect its own interests in connection with the transactions hereunder.

                  IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.


                                               Gamogen, Inc.


                                               By: /s/ Harold Fleischman
                                                  ------------------------------
                                               Its:
                                                   -----------------------------


                                               Gamogen Newco, Inc.


                                               By: /s/ Harold Fleischman
                                                  ------------------------------
                                               Its:
                                                   -----------------------------


                                               Southridge Group, LLC


                                               By: /s/ Yale Farar
                                                  ------------------------------
                                               Its:  manager
                                                   -----------------------------


                                               CDM Interactive, Inc.


                                               By: /s/ Marcos De Mattos
                                                  ------------------------------
                                               Its:
                                                   -----------------------------


                                               CDMI Productions, Inc.


                                               By: /s/ Marcos De Mattos
                                                  ------------------------------
                                               Its:
                                                   -----------------------------

                                                                       EXHIBIT B

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                  -------------
                                   FORM 10-KSB

                                   (Mark One)

              [ X ] ANNUAL REPORT UNDER SECTION 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                   For the fiscal year ended February 28, 2001

                         Commission File Number: 0-15382

                                  GAMOGEN, INC.
           (name of small business issuer as specified in its charter)

               New York                                  13-3341562
     State or other jurisdiction of                     (IRS Employer
     Incorporation or Organization)                   Identification No.)

      1930 Village Center Circle, Suite 3-83, Summerlin, Nevada 89134
       (Address of Principal Executive Offices)               (Zip code)

             Issuer's telephone number:                 (702) 615-5922

    Securities registered under section 12(b) of the Exchange Act: None

Securities registered under section 12(g) of the Exchange Act:  Common Stock,
                                                                $.01 par value


                 Check whether the issuer (1) filed all reports
               required to be filed by Section 13 or 15(d) of the
                 Exchange Act during the past 12 months (or such
               shorter period that the registrant was required to
              file such reports), and (2) has been subject to such
                    filing requirements for the past 90 days.
                                 YES [X] NO [ ]

               Check here if there is no disclosure of delinquent
                  filers in response to Item 405 of Regulation
                  S-B contained in this form, and no disclosure
               will be contained, to the best of the registrant's
                  knowledge, in definitive proxy or information
               statements incorporated by reference in Part III of
              this 10-KSB or any amendment to this Form 10-KSB. [X]

      Registrant had no revenues during the year ended February 28, 2001.

  At February 28, 2001, Registrant had outstanding 1,375,311 shares of common stock, $.01 par value.

                                TABLE OF CONTENTS

Part I

Item 1.   Description of Business

Item 2    Description of Property

Item 3    Legal Proceedings

Item 4    Submission of Matters to a Vote of Security Holders

Part II

Item 5    Market for the Company's Common Equity and Related Stockholder Matters

Item 6    Management's Discussion and Analysis and Plan of Operation

Item 7    Financial Statements

Item 8 Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

Part III

Item 9 Directors, Executive Officers, Promoters and Control Persons; Compliance with Section 16(a) of the Exchange Act

Item 10   Executive Compensation

Item 11   Security Ownership of Certain Beneficial Owners and Management

Item 12   Certain Relationships and Related Transactions

Part IV

Item 13   Exhibits and Reports on Form 8-K


          SIGNATURES

PART I

ITEM 1. Description Of Business

Company History.

     Gamogen, Inc. (Registrant) was incorporated under the laws of the State of New York, on March 17, 1986, by its parent company, Repro-Med Systems, Inc. for the purpose of acquiring, developing and marketing medical products for use in the treatment of impotence. In September 1986, Registrant acquired, by assignment from Repro-Med, Dr. Adrian Zorgniotti and Andrew Sealfon, all rights to an injectable drug combination treatment for male impotence and two related products: a drug intermixing delivery system and an implantable prosthesis for dispensing drugs. The assignment of these three products included rights to all related technology and products. On May 27, 1987, Registrant acquired the rights to certain gynecological products which it assigned to its Gyneco, Inc. subsidiary which immediately commenced manufacturing and marketing a line of gynecological products through US and foreign distributors, US hospitals and private physicians.

     During 2000 and 1999 the Gyneco subsidiary accounted for 100% of Gamogen's consolidated sales. The Gyneco products include the Thermal Cautery System for tubal ligation and the Masterson Endometrial Biopsy System. Gyneco's products are governed by the FDA's regulations for Class II medical devices. A portion of Gyneco's sales came from royalties paid by its affiliate Repro-Med. These royalties began in fiscal 1993, when Repro-Med began compensating Gyneco for the use of certain tooling and parts of Gyneco's proprietary design. Payments to Gyneco totaled $11,728 in 2000. There have been no payments to Gyneco in 2001.

     In July 1993 Registrant acquired the rights to an Oral Treatment for Male Impotence which was subsequently sold to a biotechnology company, Zonagen, Inc. In September 1997, Gamogen received final payment of $558,000 from the sale. This payment represented the discounted sales price of $708,000 less $150,000 of Option Maintenance payments Registrant had previously received from Zonagen, Inc.

     In October 1998, Gamogen, in an effort to improve its revenues and cash flow from operations, entered into a joint venture with its then affiliate, Repro-Med Systems, Inc., to develop and market a new vacuum, impotence treatment device named Restore, believing that there remained a market for more conventional impotency treatments, like Restore, after the introduction in early 1998 of Viagra, which initially accounted for 95% of new prescriptions for the treatment of impotence. In this market, men, due to specific health reasons or for other problems which Viagra is ineffective, continue to require traditional treatments using devices such as the Restore vacuum pump.

     In April 1999 Repro-Med Systems received a letter from Timm Medical Technologies (Timm) regarding possible patent conflicts between the Restore product and the Timms Erect-Aid Classic(tm) product. Repro-Med's review of the patents did not support this claim. Timm reportedly purchased the rights to the Erect-Aid Classic(tm) product in November 1998 from Imagyn Medical Technologies(Imagyn), formerly known as Urohealth. Imagyn reportedly had originally bought the rights to the Erect-Aid Classic(tm) from Osbon Medical Systems. Registrant's former affiliate, Repro-Med, has advised that it had an off-setting counter claim which had not been resolved, concerning an Osbon product called Esteem which Repro-Med had a commitment from Osbon to manufacture. In April 1996, Osbon advised Repro-Med that it was withdrawing its commitment to Repro-Med for manufacture of the Esteem(tm) products and had secured other options for manufacture of these products. No prior notice was provided to Registrant by Osbon. Despite repeated requests to Osbon, Registrant did not receive any explanation for this action. Registrant advised Osbon and Timm that Repro-Med was due compensation for its work on the Esteem(tm) products and for use of its proprietary design and manufacturing information.

     On or about November 8, 1999, Southridge Group LLC ("Southridge"), a limited liability company organized under the laws of Nevada, purchased
649,200 shares of common stock, constituting approximately 52.78% of the then issued and outstanding capital stock of Registrant, from Repro-Med Systems, Inc. Southridge paid Repro-Med an aggregate of $263,564 consisting of cash in the amount of $80,000 and a promissory note in the amount of $183,564 ("Note") guaranteed by Yale Farar, the principal beneficial owner of Southridge.

     Concurrent with Southridge's purchase of the shares from Repro-Med, Gamogen sold substantially all of its assets to Repro-Med in exchange for the Note. In connection with this transaction, Gamogen delivered general releases to its directors, who were at that time also directors of Repro-Med.

     As a result of the sale of substantially all of its assets, Registrant currently has no operations. Southridge purchased the shares from Repro-Med for the purpose of gaining control of Registrant and thereafter for the purpose of seeking to have Registrant serve as a vehicle to effect a merger, exchange of capital stock, asset acquisition or other business combination ("Business Combination") with an operating business. No assurance can be given that Registrant, or Southridge on behalf of Registrant, will be able to effect a Business Combination. During the fiscal year ended February 28, 2001, Registrant continued to review and evaluate possible Business Combinations with other companies. However, Registrant is not currently in active discussions with anyone concerning a Business Combination.

Registrant currently has three directors, Harold S. Fleischman, Jack Brehm and Aaron A. Grunfeld. Harold S. Fleischman is a member of the State Bar of California and has practiced law in that state for more than 25 years. Jack Brehm was with Ernst & Young LLP for over 35 years until his retirement as a partner of the firm in 1988. Mr. Brehm continues to provide financial and business consulting services. Aaron A. Grunfeld is a member of the State Bar of California and has practiced law in that state for more than 25 years. The Board of Directors has appointed Aaron A. Grunfeld to act as interim chief executive officer of Registrant and Jack Brehm as chief financial officer of Registrant. Officers and directors of Registrant are expected to devote limited amounts of time to the affairs of Registrant until a Business Combination, if any, may be effected.

ITEM 2.  Description Of Property

     As of February 28, 2001, Registrant did not and currently does not own or lease any real property.

     Registrant's current address and telephone number are:

Gamogen, Inc.
1930 Village Center Circle, Suite 3-83

Summerlin Nevada 89134
(702) 615-5922

     Registrant currently does not have and as of February 28, 2001, did not have any tangible fixed assets.


ITEM 3. Legal Proceedings


     None

ITEM 4. Submission of Matters To A Vote Of Security Holders

In December 2000 the shareholders of Registrant approved (i) an increase in authorized Common Stock from 4,000,000 shares to 50,000,000 shares and authorized 1,000,000 shares of Preferred Stock, $.01 par value; and (ii) a one for two reverse split of Registrant's Common Stock.

PART II

ITEM 5.

Market For Company's Common Equity And Related Stockholder Matters

     Registrant is authorized to issue 50,000,000 shares of Common Stock, $.01 par value, of which 1,375,311 shares were issued and outstanding as of February 28, 2001. On that date Registrant's Common Stock was held by approximately 145 beneficial holders. Registrant's Common Stock was previously traded on the Over-The-Counter Bulletin Board market under the symbol "GAMO". On December 19, 2000, Registrant's trading symbol was changed to "GAMN."

To Management's knowledge there has been only minimal trading in Gamogen securities for the fiscal years ended February 2000 and February 2001, with stock prices ranging from $.31250 to $.34375 per share. The closing bid price per share on March 27, 2001 was $.34.

Registrant has not declared or paid any cash dividends on its Common Stock and does not anticipate that any dividends will be paid in the foreseeable future.


ITEM 6. Management's Discussion and Analysis of Financial Condition and Results of Operations

This discussion, with the exception of historical financial information, may consist of forward looking statements that involve risks and uncertainties, including whether and when Registrant may resume business operations. Consequently, actual results may vary from management's expectations.

Results of Operations

Year ended February 28, 2001, as compared to the year ended February 29, 2000

As a result of the sale of substantially all the assets of registrant effective September 1, 1999, Registrant has had no operations since that date. A comparison of the operating results for the years ended February, 2000 and February, 2001 is not meaningful. Expenses for the current year of $28,817 represent legal, accounting and other costs primarily associated with Registrant's corporate and securities filings. No salaries are currently being paid to any officer. Interest income pertains to the outstanding note receivable.

Liquidity and Capital Resources

Because Registrant has no operations, it has attempted to restrict administrative costs principally at minimal levels necessary to effect corporate and securities filings. Registrant's sole activity is expected to be identifying and evaluating suitable business opportunities which could result in a Business Combination. No assurance can be given that Registrant will be successful in its efforts, or that other types of business transactions might not be considered.

ITEM 7. Financial Statements

See financial statements included herein.

                                  GAMOGEN, INC.
                           CONSOLIDATED BALANCE SHEETS

                                                               February
                                                     28, 2001          29, 2000
                                                     --------           --------
ASSETS

CURRENT ASSETS
Cash and cash equivalents                         $    7,201        $    33,275
                                                       -----             ------

TOTAL CURRENT ASSETS                                   7,201             33,275


NOTE RECEIVABLE (Note 1)                             181,027            187,064
                                                     -------            -------

TOTAL ASSETS                                      $  188,228         $  220,339
                                                     ========          ========
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
Accrued expenses                                  $    3,506         $   15,664
Due to officer                                             -              1,081
                                                   ---------        -----------
TOTAL CURRENT LIABILITIES                              3,506             16,745

STOCKHOLDERS' EQUITY (Notes 1 and 2)
Preferred stock, $.01 par value, authorized
1,000,000 shares (2001) and none (2000), none
issued

Common stock, $.01 par value, authorized
50,000,000 shares (2001) and 4,000,000
shares (2000), issued and outstanding
1,375,311 (2001) and 2,750,000 shares
(2000)                                                13,753             27,500
Warrants outstanding                                       -                 40
Additional paid-in capital                         1,611,710          1,597,923

Accumulated (deficit)                             (1,440,741)        (1,421,869)
                                                   ---------         ----------
TOTAL STOCKHOLDERS' EQUITY                           184,722            203,594
                                                     -------            -------
TOTAL LIABILITIES AND STOCKHOLDERS'
EQUITY                                           $   188,228        $   220,339
                                                   =========          =========

The accompanying notes are an integral part of this statement.

                                  GAMOGEN, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS


                                                       Year ended February
                                                       -------------------
                                                    28, 2001          29, 2000
                                                    --------          --------
SALES (Notes 3 and 5)                               $     -          $ 121,357
                                                                     ---------
COSTS AND EXPENSES
Cost of goods sold                                        -             69,466
Selling, general and administration
  expenses                                           28,817            200,275
Depreciation and amortization                          -                 6,993
Other costs (Note 6)                                   -               258,234
                                                    -------          ---------
TOTAL                                                28,817            534,968
                                                    -------          ---------

INTEREST AND OTHER INCOME, NET                       11,932             12,971
                                                    -------          ---------

LOSS BEFORE INCOME TAXES                            (16,885)          (400,640)

Provision for state income taxes (Note 4)             1,987              2,760
                                                    -------          ---------

Net loss                                           $(18,872)         $(403,400)
                                                   ========          =========

LOSS PER COMMON SHARE (Note 1):
Basic and diluted                                  ($  0.01)         $   (0.52)

Weighted average common shares (basic
and diluted)                                      1,375,311            774,375

The accompanying notes are an integral part of this statement.

                                  GAMOGEN, INC.
                 CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
               Years Ended February 28, 2001 and February 29, 2000


                                                           Warrants
                                                             and
                                                          Additional
                                     Common stock          Paid-in       Accumulated
                                  Shares     Amount        Capital        (Deficit)        Total
                                  ------     ------        -------         -------         -----
Balance February 28,
1999                            1,230,000     $ 12,300    $ 1,579,763    $ (1,018,469)    $ 573,594

Net loss year ended
February 29, 2000                                                            (403,400)     (403,400)

Issuance of common
stock                           1,570,000       15,700         15,700                        31,400

Capital contribution                                            3,000                         3,000

Shares received from
sale of joint venture             (50,000)        (500)          (500)                       (1,000)
                             ------------------------------------------------------------------------
Balance February 29,
2000                            2,750,000       27,500       1,597,963     (1,421,869)      203,594

Net loss year ended
February 28, 2001                                                             (18,872)      (18,872)

Reverse two for one
stock split                    (1,374,689)     (13,747)         13,747
                             ------------------------------------------------------------------------
Balance February 28,
2001                            1,375,311     $ 13,753    $  1,611,710    $(1,440,741)   ($ 184,722)
                                =========       ======       =========      =========      ========


The accompanying notes are an integral part of this statement.

                                  GAMOGEN, INC.
                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                         Year Ended February
                                                         -------------------
                                                       28, 2001       29, 2000
                                                       --------       --------
OPERATING ACTIVITIES
Net loss                                           $    (18,872)      (403,400)
Adjustments to reconcile net loss
  to cash used in operating activities:
         Depreciation and amortization                                   6,993
Changes in operating assets and liabilities
         Accounts receivable -trade                                     24,196
         Inventories                                                    92,549
         Other assets                                                    7,718
         Prepaid expenses                                                3,903
         Accounts payable                                                  (39)
         Accrued expenses                               (12,158)         8,608
                                                        -------       ---------
Cash used in operating activities                       (31,030)      (259,472)
                                                        -------       ---------

INVESTING ACTIVITIES
         Short term investments                                         81,352
         Investment in joint venture                                   175,000
         Note receivable from sale of operating assets    6,037       (183,564)
                                                        -------       ---------
Cash provided by investing activities                     6,037         72,788
                                                        -------       ---------
FINANCING ACTIVITIES
         Change in due from/to affiliates                              176,889
         Change in due to officer                        (1,081)         1,081
         Issuance of Common stock                                       33,400
                                                        -------       ---------
Cash (used in) provided by financing activities          (1,081)       211,370
                                                        -------       ---------

NET INCREASE (DECREASE) IN CASH
AND CASH EQUIVALENTS                                    (26,074)        24,686
Cash and cash equivalents at beginning of
year                                                     33,275          8,589
                                                        -------       ---------

CASH AND CASH EQUIVALENTS AT
END OF YEAR                                            $  7,201      $  33,275
                                                       ========      ==========
Supplemental disclosures:
   Cash payments for
     income taxes                                      $  4,087              -



The accompanying notes are an integral part of this statement.

                                  GAMOGEN, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                February 28, 2001


Note 1 - Organization and Summary of Significant Accounting Policies

A. Gamogen, Inc. ("Company") was incorporated on March 17, 1986 to acquire, develop and market medical products and services. The Company had acquired from Repro-Med Systems, Inc. ("Repro-Med)" all rights to certain impotence products being developed. Repro-Med owned 699,200 shares (approximately 57%) of the Company's common stock until November 1999. Effective as of September 1, 1999, a limited liability company purchased 649,200 shares of the Company's common stock from Repro-Med. The purchase price included a promissory note (Note) issued by the buyer and guaranteed by its principal owner. Concurrent with the sale of the shares, the Company sold substantially all of its assets and therefore its operations to Repro-Med in exchange for the Note. The original face amount of the Note is $183,564. The Note is recorded at its fair value, bears interest at the rate of 6 1/2% a year and is due in November 2002.

In connection with the above sale of stock, the Company and Repro-Med entered into an agreement whereby Repro-Med exercised its option and acquired the Company's interest in a Joint Venture for 50,000 shares of the Company's common stock which it held.

The Company currently has no operations. The Company is seeking to serve as a vehicle to effect a merger or other business combination with an operating business; there is no assurance that this will be accomplished.

The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary, Gyneco, Inc. Intercompany balances and transactions have been eliminated in consolidation.

B. Earnings per share amounts are presented in accordance with SFAS No. 128 "Earnings Per Share". Basic earnings per share is computed using the weighted average number of common shares outstanding during the period. Shares from the assumed conversion of outstanding warrants are omitted from the computation of diluted loss per share because the effect would be antidilutive. Per share information has been retroactively adjusted for the effect of the December 2000 reverse stock split.

C. Cash and cash equivalents are comprised of cash and demand deposit accounts.

D. Use of estimates - The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States and, accordingly, include amounts that are based on management's best estimates and judgements. The actual results could differ from those estimates.

Note 2 - Shareholders' Equity

In December 2000 the Company's shareholders approved (i) an increase in authorized common stock from 4,000,000 shares to 50,000,000 shares and authorized 1,000,000 shares of Preferred stock, $.01 par value and (ii) a one for two reverse stock split of the outstanding Common stock. Reference to common stock activity before the distribution of the related split has not been restated unless otherwise noted. All activity after the distribution date reflects the stock split.

Note 3 - Related Party Transactions

Sales include $11,728 (year ended February 29, 2000) from an affiliate for use of tooling equipment.

During the year ended February 29, 2000, the Company rented space from Repro-Med and reimbursed Repro-Med for allocated overhead expenses. Rent totaled $30,000 and reimbursed expenses amounted to $240,428.


Note 4 - Income Taxes

At February 28, 2001, the Company had cumulative federal net operating losses of approximately $1,870,000. The losses begin to expire February 28,2002. No benefit has been provided in the financial statements for this deferred asset as a full valuation allowance has been provided.

As a result of the change in ownership during the year ended February 29, 2000 the amount of net operating loss available to the Company is substantially limited. Further if the Company does not continue the same line of business for a period of two years the available net operating loss can not be utilized.

Note 5 - Major Customer

Approximately 12% of sales for the year ended February 29, 2000 were to one customer.

Note 6 - Other Costs and Expenses

Such costs and expenses for the year ended February 29, 2000 consist of the following:

Write off of inventory resulting from adjustment
in connection with the sale of assets                         $   11,097
Write off of amount due from affiliate cancelled
upon sale of assets                                               73,137
Loss on sale of investment in Restore Joint Venture              174,000
                                                             -----------
                                                              $  258,234
                                                             ===========

ITEM 8. Changes In Accountants

 On February 7, 2001, Registrant engaged Ernst & Young, LLP as its independent accountant for the year ending February 28, 2001 and dismissed the former independent accountants, Weingast, Zucker & Ruttenberg, LLP. The reports of the former accountants for the past two years did not contain an adverse opinion or a disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. Registrant's Board of Directors approved the change. During the two most recent fiscal years and to the date hereof, there have been no disagreements between Registrant and the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to the satisfaction of the former accountant would have caused it to make reference to the subject matter of the disagreement in connection with its report.

PART III

ITEM 9. Directors, Executive Officers, Promoters And Control Persons: Compliance With Section 16(A) Of The Exchange Act

   The following table sets forth certain information concerning the current directors and executive officers of Registrant:

Name and Address                 Age          Position (Held Since)
----------------                 ---          ---------------------
Aaron A. Grunfeld                 54          Chief Executive Officer, Director,
10390 Santa Monica Blvd.                      November 1999
Fourth Floor
Los Angeles, CA  90025

Harold S. Fleischman             59         Director,
15915 Ventura Blvd. Suite 301               November 1999
Encino, CA  91436

Jack Brehm                       72         Chief Financial Officer, Director,
19501 Greenbriar Drive                      April 2000
Tarzana, CA  91358

     Each director holds office for a one-year term until his successor has been elected and qualified at the annual meeting of Registrant's shareholders. The members of the Board of Directors serve without remuneration. Corporate Officers are appointed by the Board of Directors and serve at the discretion of the Board.


ITEM 10. Executive Compensation

     Registrant reimburses officers and directors for travel and other expenses incurred on behalf of Registrant. Registrant does not have a pension or profit sharing plan.


ITEM 11. Security Ownership Of Certain Beneficial Owners And Management

The persons set forth on the chart below are known to Registrant to be the beneficial owners of more than five percent of Registrant's outstanding voting common stock as of February 28, 2001. Information concerning the number and percentage of shares of voting common stock of Registrant owned on record and beneficially by management is set forth on the chart below:

Name and Address                    Shares Owned            Percentage Ownership
----------------                    ------------            --------------------

Southridge Group LLC(1)             1,051,100                           76%
c/o Aaron A. Grunfeld
10390 Santa Monica Blvd.
Fourth Floor
Los Angeles, Ca  90025

Aaron A. Grunfeld                      25,000                          1.8%
10390 Santa Monica Blvd.
Fourth Floor
Los Angeles, CA  90025

Harold Fleischman                       5,000                  less than 1%
15915 Ventura Blvd., Suite 301
Encino, CA  91436

Jack Brehm                              5,000                  less than 1%
19501 Greenbriar Drive
Tarzana, CA  91356

(1) Under rules and regulations promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended, shares owned by Southridge Group LLC may be deemed to be beneficially owned by Mr. Yale Farar

ITEM 12. Certain Relationships and Related Transactions

     During the year ended February 28, 2001, Southridge Group LLC paid Registrant $17,500 towards interest and principal on the Note.


PART IV

ITEM 13. Exhibits and Reports on Form 8-K


Registrant filed a Report on Form 8-K dated February, 2001 and an Amended Report on Form 8-K dated February 23, 2001.


SIGNATURES

     Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GAMOGEN, INC.


/s/ Aaron A. Grunfeld
----------------------
Aaron A. Grunfeld, Director
and Chief Executive Officer

Dated: May 21, 2001

                         Report of Independent Auditors


Board of Directors and Shareholders
Gamogen, Inc.

We have audited the accompanying consolidated balance sheet of Gamogen, Inc. as of February 28, 2001, and the related consolidated statements of operations, stockholders' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Gamogen, Inc. at February 28, 2001, and the consolidated results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States.


                                                 /s/ Ernst & Young LLP


Los Angeles, California
April 5, 2001

                      WEINGAST, ZUCKER & RUTTENBERG, LLP.
                               11 HOLLAND AVENUE
                             WHITE PLAINS, NY 10603
                           (914) 428-7733 (TELEPHONE)
                              (914) 428-7903 (FAX)

Gerald Weingast, CPA
Harvey D. Zucker, CPA
Douglas S. Ruttenberg, CPA

                          INDEPENDENT AUDITORS' REPORT


BOARD OF DIRECTORS
GAMOGEN, INC. AND SUBSIDIARY


We have audited the accompanying consolidated balance sheets of Gamogen, Inc. and Subsidiary as of February 29, 2000 and February 28, 1999, and the related consolidated statements of income, stockholders' equity and cash flows for each of the two years in the period ended February 29, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Gamogen, Inc. and Subsidiary as of February 29, 2000 and February 28, 1999, and the results of their operations and their cash flows for each of the two years in the period ended February 29, 2000, in conformity with generally accepted accounting principles.


/s/ Weingast, Zucker & Ruttenberg, LLP
White Plains, NY
May 31, 2000

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

[X] QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES ACT OF
    1934

                For the quarterly period ended November 30, 2001

                         Commission File Number 0-15382

                                  GAMOGEN, INC.
                    (Exact name as specified in its charter)

         New York                                          13-3341562
(State or other jurisdiction of                           (IRS Employer
incorporation or organization)                          Identification No.)

1930 Village Center Circle
Suite 3-83, Summerlin, NV                                    89134
(Address of principal executive office)                   (Zip Code)

Registrant's telephone number: (702) 615-5922

Check whether the registrant (1) has filed all reports required to be filed by
Section 13 or 15(d) of the Securities Exchange Act during the last 12 months (or for shorter period that the registrant was required to file such reports), and
(2) has been subject to such filing requirements for the past 90 days. Yes (x) No ( )

Outstanding common stock, $.01 par value as of November 30, 2001: 1,380,311 shares

                                  GAMOGEN, INC.

                                TABLE OF CONTENTS


PART      I FINANCIAL INFORMATION

Item      1 Financial Statements (Unaudited)

          Consolidated balance sheet - November 30, 2001

          Consolidated statements of operations - Three months ended November 30, 2001 and 2000 and nine months ended November 30, 2001 and 2000

          Consolidated statements of cash flow - Nine months ended November 30, 2001 and 2000

          Notes to consolidated financial statements - November 30, 2001

Item 2 Management's Discussion and Analysis of Financial Condition and Results of Operations

PART II   OTHER INFORMATION

          SIGNATURES

PART I - FINANCIAL INFORMATION

                                  GAMOGEN, INC.
                           CONSOLDIATED BALANCE SHEET
                                   (UNAUDITED)
                                November 30, 2001

ASSETS

CURRENT ASSETS

Cash                                                           $     8,444
                                                               -----------
TOTAL CURRENT ASSETS                                                 8,444

NOTE RECEIVABLE                                                    149,825
                                                               -----------

TOTAL ASSETS                                                   $   158,269
                                                               ===========


LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Accrued expenses                                               $     8,147
                                                               -----------
TOTAL CURRENT LIABILITIES                                            8,147

STOCKHOLDERS' EQUITY
Preferred stock, $.01 par value, authorized 1,000,000
Shares, none issued

Common stock, $.01 par value, authorized
50,000,000 shares, issued and outstanding
1,380,311 shares                                                    13,803
Additional paid-in capital                                       1,612,160
Accumulated (deficit)                                           (1,475,841)
                                                               -----------

TOTAL STOCKHOLDERS' EQUITY                                         150,122
                                                               -----------

TOTAL LIABILITIES AND STOCKHOLDERS'
EQUITY                                                         $   158,269
                                                               ===========


The accompanying notes are an integral part of this statement.

                                  GAMOGEN, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)

                                        Three months ended Nov. 30,      Nine months ended Nov. 30,
                                        ---------------------------     ---------------------------
                                           2001            2000             2001            2000
                                           ----            ----             ----            ----
NET SALES                                $   -         $     -          $     -          $    -

GENERAL AND

ADMINISTRATIVE

EXPENSES                                     12,319           2,622          41,617          20,186

INTEREST INCOME                               2,360           2,983           7,917           8,949
                                         ----------      ----------      ----------      ----------

INCOME (LOSS) BEFORE
INCOME TAXES                                 (9,959)            361         (33,700)        (11,237)

State income taxes                                              520           1,400           1,467
                                         ----------      ----------      ----------      ----------

NET LOSS                                 $   (9,959)     $     (159)     $  (35,100)     $  (12,704)
                                         ==========      ==========      ==========      ==========


LOSS PER COMMON

SHARE

Basic and diluted                        $    (0.01)     $      -0-      $    (0.03)     $   (0.01)

Weighted average common

Shares (basic and diluted)                1,380,311       1,375,311       1,380,311       1,375,311


The accompanying notes are an integral part of this statement.

                                  GAMOGEN, INC.
                      CONSOLIDATED STATEMENTS OF CASH FLOW
                                   (UNAUDITED)

                                                  Nine months ended Nov.30,
                                                  -------------------------
                                                     2001         2000
                                                     ----         ----

Cash used in operating activities                  $(34,533)    $(25,844)

Financing activities

         Change in due to/from affiliates                           (975)
         Reduction of note receivable                35,776            0
                                                   --------     --------

Cash provided by (used in) financing activities      35,776         (975)
                                                   --------     --------

Net increase (decrease) in cash                       1,243      (26,819)

Cash at beginning of period                           7,201       33,275
                                                   --------     --------

Cash at end of period                              $  8,444     $  6,456
                                                   ========     ========

Supplemental disclosure - cash payments for
Income taxes                                       $  1,400     $  3,557


The accompanying notes are an integral part of this statement.

                                  GAMOGEN, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                NOVEMBER 30, 2001

Note 1 - BASIS OF PRESENTATION

The Company currently has no operations. The Company is seeking to serve as a vehicle to effect a merger or other business combination with an operating business; there is no assurance that this will be accomplished.

The accompanying unaudited financial statements have been prepared in accordance with accounting principles generally accepted in the United States for interim financial statements pursuant to Regulation S-B. Accordingly, they do not include all the information and footnotes required by accounting principles generally accepted in the United States for complete financial statements. In the opinion of management, all adjustments, (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the three months and nine months ended November 30, 2001 are not necessarily indicative of the results that may be expected for the year ending February 28, 2002. For further information refer to the financial statements and footnotes included in Form 10-KSB for the year ended February 28, 2001 filed by the Company.

Note 2 - STOCKHOLDERS' EQUITY

During the nine months ended November 30, 2001, the Company issued 5,000 shares of common stock for services.

Note 3 - SUBSEQUENT EVENTS

In December 2001, the Company entered into a letter of intent with CDMI Productions, Inc.("CDMI"), a newly formed development stage company organized to produce feature length motion pictures at low or moderate cost.

The letter of intent provides for the Company to spin off the shares of its wholly-owned subsidiary, Gyneco, Inc. Following the spin off, the letter of intent provides that the Company will issue 950,000 shares of common stock to its principal shareholder and 1,500,000 shares of the common stock to a principal of CDMI, in each case for a purchase price of $.10 per share. Further, the Company and a subsidiary of CDMI will merge and the Company will issue 2,169,689 shares of common stock in exchange for all the outstanding common shares of CDMI. The Company and CDMI presently contemplate that CDMI will become a wholly-owned subsidiary of the Company and the Company will change its name and trading symbol.

 At closing, the Company intends to pay its principal stockholder approximately $95,000 for services and expense reimbursement in connection with these transactions and prior matters. This amount, together with the payment of $55,000 in December 2001, will eliminate the Note Receivable.

(continued)

The closing of the transactions in the letter of intent is subject to certain conditions, including the signing of a definitive agreement and the distribution to the Company's shareholders of an information statement about these transactions, which will reflect the approval of the Company's majority shareholder. CDMI has had no revenues and limited capital at this time and anticipates that it will need to raise additional capital before it will commence production. At this time, there is no assurance that this transaction will be completed or that CDMI will be able to effectuate its business plan or generate revenues or earnings.

Item 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS.

This discussion, other than historical financial information, may consist of forward-looking statements that involve risks and uncertainties, including when and if the Company may resume business operations. Consequently, actual results may vary from management's expectations.

RESULTS OF OPERATION FOR THE THREE AND NINE MONTHS ENDED NOVEMBER 30, 2001 AS COMPARED TO THE THREE AND NINE MONTHS ENDED NOVEMBER 30, 2000.

Since the sale of substantially all of its assets effective September 1999, the Company has no operations. General and administrative expenses were $12,319 for the three months ended November 30, 2001 and $41,617 for the nine months ended November 30, 2001. For the three months and nine months ended November 30, 2000 general and administrative expenses amounted to $2,622 and $20,186, respectively. The expenses represent legal, accounting and other costs primarily associated with corporate expenses and securities filings. No salaries are currently being paid to officers. Interest income pertains to the note receivable.

Liquidity and Capital Resources

Because the Company has no operations, it has attempted to restrict administrative costs to minimal levels necessary to effect corporate and securities filings. The Company's sole activity is expected to be identifying and evaluating suitable business opportunities, which could result in a business combination. No assurance can be given that the efforts will be successful., or that other business transactions might not be considered.

PART II - OTHER INFORMATION

Item 1 through Item 5 - The answer to each item in none.

Item 6. Exhibits and Reports on Form 8-K.

        Form 8-K was filed December 19, 2001, with respect to Item 1.






                                   SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed by the undersigned hereunto duly authorized.

                                                              GAMOGEN, INC


Dated:  December 28, 2001                         /s/ Jack Brehm
                                                  -----------------------------
                                                  Jack Brehm
                                                  Chief Financial Officer
                                                  (Principal Accounting Officer)

                                                                       EXHIBIT C






FINANCIAL STATEMENTS
CDMI Productions, Inc. (A Development Stage Company)
Period November 13, 2001 (inception) through January 31, 2002 with Report of Independent Auditors

                             CDMI Productions, Inc.
                          (A Development Stage Company)

                              Financial Statements

          Period November 13, 2001 (inception) through January 31, 2002

                                    CONTENTS

Report of Independent Auditors.................................................1

Audited Financial Statements

Balance Sheet..................................................................2
Statement of Operations........................................................3
Statement of Stockholder's Deficiency..........................................4
Statement of Cash Flows........................................................5
Notes to Financial Statements..................................................6

!@#$            R  ERNST & YOUNG LLP                r   Phone:  310 277 0880
                   2049 Century Park East               Fax:    310 284 7970
                   Los Angeles, California 90067                www.ey.com

                         Report of Independent Auditors

To the Stockholder and Management of
CDMI Productions, Inc.

We have audited the accompanying balance sheet of CDMI Productions, Inc. (a development stage company) as of January 31, 2002, and the related statements of operations, stockholder's deficiency and cash flows for the period from November 13, 2001 (inception) through January 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CDMI Productions, Inc. as of January 31, 2002, and the results of its operations and its cash flows for the period from November 13, 2001 (inception) through January 31, 2002, in conformity with accounting principles generally accepted in the United States.

The accompanying financial statements have been prepared assuming CDMI Productions, Inc. will continue as a going concern. As more fully described in
Note 1, CDMI Productions, Inc. had negative cash flow from operations of $21,996 and has incurred a net loss of $26,496 in the period ended January 31, 2002. These losses have adversely impacted CDMI Productions, Inc.'s working capital. These matters raise substantial doubt about CDMI Productions, Inc.'s ability to continue as a going concern. Management's plans in regards to these matters are more fully described in Note 1. Accordingly, the financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts or classifications of liabilities that may result from the outcome of this uncertainty.

                                                           /s/ Ernst & Young LLP

Los Angeles, California
February 20, 2002

                             CDMI Productions, Inc.
                          (A Development Stage Company)

                                  Balance Sheet

                                January 31, 2002

ASSETS
Current assets:
   Cash                                                                  $  8,004
                                                                         --------
Total assets                                                             $  8,004
                                                                         ========

LIABILITIES AND STOCKHOLDER'S DEFICIENCY Current liabilities:
   Accrued liabilities                                                   $  4,500
   Advances from affiliates                                                30,000
                                                                         --------
Total liabilities                                                          34,500

Stockholder's deficiency:
   Preferred stock, $0.01 par value, 5,000,000 shares authorized, none
     outstanding                                                               --
   Common stock, $0.001 par value, 10,000,000 shares authorized,
     2,169,689 shares subscribed                                            2,169
   Less subscription receivable from stockholder for common stock          (2,169)
   Deficit accumulated during development stage                           (26,496)
                                                                         --------
Total stockholder's deficiency                                            (26,496)
                                                                         --------
Total liabilities and stockholder's deficiency                           $  8,004
                                                                         ========

See accompanying notes.

                             CDMI Productions, Inc.
                          (A Development Stage Company)

                             Statement of Operations

            Period November 13, 2001 (inception) to January 31, 2002


General and administrative expenses                              $    26,496
                                                                 -----------
Net loss during development stage                                $   (26,496)
                                                                 ===========
Net loss per common share - basic and diluted:                   $     (0.01)
                                                                 ===========
Weighted average common shares outstanding - basic and diluted     2,169,689
                                                                 ===========

See accompanying notes.

                             CDMI Productions, Inc.
                          (A Development Stage Company)

                      Statement of Stockholder's Deficiency

                                                              SUBSCRIPTION      DEFICIT
                                                            RECEIVABLE FROM   ACCUMULATED
                                       COMMON STOCK         STOCKHOLDER FOR      DURING
                                  ---------------------         COMMON        DEVELOPMENT
                                    SHARES      AMOUNT           STOCK           STAGE            TOTAL
                                  ---------   ---------        ---------       ---------        ---------
Balance at November 13, 2001
   (inception)                           --   $      --        $      --       $      --        $      --
     Common stock subscribed      2,169,689      (2,169)           2,169              --               --
     Net loss for period from
       November 13, 2001
       (inception) through
       January 31, 2002                  --          --               --         (26,496)         (26,496)
                                 -------------------------------------------------------------------------
Balance at January 31, 2002       2,169,689   $  (2,169)       $   2,169       $ (26,496)       $ (26,496)
                                 =========================================================================

See accompanying notes.

                             CDMI Productions, Inc.
                          (A Development Stage Company)

                             Statement of Cash Flows

            Period November 13, 2001 (inception) to January 31, 2002

OPERATING ACTIVITIES
Net loss during development stage                         $(26,496)
Adjustments to reconcile net loss to net cash used in
   operating activities:
     Accrued liabilities                                     4,500
                                                          --------
Net cash used in operating activities                      (21,996)

FINANCING ACTIVITIES
Advances from affiliates                                    30,000
                                                          --------
Net cash provided by financing activities                   30,000
                                                          --------
Increase in cash, representing cash at January 31, 2002   $  8,004
                                                          ========

See accompanying notes.

                             CDMI Productions, Inc.
                          (A Development Stage Company)

                          Notes to Financial Statements

                                January 31, 2002

1. ORGANIZATION

CDMI Productions, Inc. (the Company) was organized on November 13, 2001. The Company is operating as a development stage company and intends to develop and produce motion pictures and, further, may provide sound stages, production facilities as well as specialized equipment to the entertainment industry.

Through January 31, 2002, the Company had no revenues and its operations consist of expenditures for general and administrative expenses.

The accompanying financial statements have been prepared on a going-concern basis which contemplates the realization of assets and satisfaction of liabilities in the normal course of business. The Company's ability to continue as a going concern is dependent upon various factors including, among others, its ability to merge with another company, or raise additional debt or equity financing. During the period ended January 31, 2002, the Company had negative cash flow from operations of $21,996 and incurred a net loss of $26,496. Management believes the Company will be able to merge with another company, or raise additional debt or equity financing, or reduce operating expenses which will be sufficient to sustain anticipated operations through at least January 31, 2003. Accordingly, the financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts or classifications of liabilities that may result from the outcome of this uncertainty.

The Company has entered into an Agreement and Plan of Reorganization dated January 8, 2002 whereby the sole shareholder of the Company would exchange all the issued and outstanding shares of the Company for a like number of shares of Gamogen, Inc. and the Company would become a subsidiary of Gamogen, Inc. Closing of the transaction is expected to occur in March 2002. Gamogen, Inc. is currently a publicly-traded inactive company. At closing, the Company will enter into a one year consulting agreement with its present shareholder for $65,000 plus a car allowance of $500 a month.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States. The preparation of financial statements in accordance with generally accepted accounting principles requires

                             CDMI Productions, Inc.
                          (A Development Stage Company)

                    Notes to Financial Statements (continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

USE OF ESTIMATES (CONTINUED)

management to make estimates and assumptions affecting the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

EARNINGS PER SHARE

The Company computes earnings (loss) per share in accordance with Statement of Financial Accounting Standards No. 128, "Earnings per Share." Basic earnings
(loss) per share is computed by dividing the net (income) loss for the period by the weighted average number of shares outstanding during the period. Diluted earnings (loss) per share is computed by dividing the net income (loss) for the period by the weighted average number of shares outstanding during the period including common stock equivalents.

There were no common stock equivalents outstanding for the period November 13, 2001 (inception) to January 31, 2002. Accordingly, a reconciliation of basic to diluted loss per share is omitted since diluted loss per share equals basic loss per share for the period November 13, 2001 (inception) to January 31, 2002.

INCOME TAXES

The Company accounts for income taxes under Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" (SFAS 109). SFAS 109 is an asset and liability approach that requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in the Company's financial statements or tax returns. In estimating future tax consequences, SFAS 109 generally considers all expected future events other than enactment of changes in the tax law or rates. The Company's available deferred tax asset of approximately $26,000, arising from the accumulated operating loss carryforwards, has not been reflected in the financial statements because a deferred tax valuation allowance has been recorded for the entire amount. The Company's net operating losses expire beginning in the year 2021.

                             CDMI Productions, Inc.
                          (A Development Stage Company)

                    Notes to Financial Statements (continued)

3. RELATED PARTY TRANSACTIONS

The Company has received advances of $30,000 in aggregate from the sole stockholder and Gamogen, Inc.

                                                                       EXHIBIT D


                 CONFIDENTIALITY AND NON-INTERFERENCE AGREEMENT

         This Confidentiality and Non-Interference Agreement (the "Agreement") is made as of February __, 2002 between Gamogen, Inc. (the "Company"), a New York corporation, and the undersigned.


                                    RECITALS

         The Company is a party to that certain Agreement and Plan of Merger, dated of even date herewith (the "Merger Agreement"). It is a condition to the closing of the transactions contemplated by the Merger Agreement that the Company and the undersigned enter into this Agreement. The undersigned expects to receive financial and other benefits as a result of the transactions contemplated in the Merger Agreement.


                                    AGREEMENT

         NOW, THEREFORE, for and in consideration of the recitals, mutual promises herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. Definitions. All capitalized terms used in this Agreement without definition shall have the meaning given to them in the Merger Agreement. The following additional terms are defined for purposes of this Agreement:

               (a) "Company" for all purposes of this Agreement, other than the identity of the signatory hereto, means Gamogen, Inc., CDMI Productions, Inc. and all other affiliates controlled by such entities.

               (b) "Competitive Business" means engaging in researching, developing, marketing, producing, manufacturing, selling or related activities with respect to any product or service substantially similar to or competitive with products or services which the Company offered or sold or planned to offer or sell at any time during the term of this Agreement (as demonstrated by competent evidence).

               (c) "Confidential Information" means all information owned by the Company or possessed by the Company through an arrangement with another Person, that has or could have value or utility to the Company or to that other Person (whether or not reduced to written or other tangible form and all copies thereof, and whether or not subject to registration with any governmental office), relating to the Company or the other Person's private or proprietary business matters, confidential matters or trade secrets. Confidential Information includes the following: (i) technical information, including research and development, methods, trade secrets, know-how, formulas, protocols, processes and techniques, discoveries, inventions, ideas, computer programs (including software and data), and specifications; (ii) business information, including information about products, services, employee, vendors, customers, customer lists, referral sources, contracted agents, personnel information, marketing techniques, new, improved or future products or services, market research or plans, vendors, pricing, profits, costs, markets, sales, accounts, financings, acquisitions, strategic alliances or collaborations, and expansions; and (iii) other information relating to the Company or the other Person's business practices, strategies or policies. Confidential Information does not include information that is or becomes generally known to the public or in the industry without any fault of the undersigned, or information in which the Company or such other Person cease to have a legally protectable interest.

               (d) "Development" means any invention, discovery, improvement, know-how, technique, computer program, work of authorship or other intellectual property (whether or not subject to registration with any governmental office) the undersigned conceives, reduces to practice, discovers or makes, alone or with others, during the term of this Agreement and for 12 months after termination hereof, that either (i) is related to or useful in any of the Company's business or proposed business (as demonstrated by competent evidence),
(ii) results from duties assigned hereunder or from the use of any of the Company's personnel, assets or facilities, or (iii) is a product or extension of, or involves any, Confidential Information.

               (e) "Person" means any individual, partnership, association, venture, company, corporation or other legal entity.

         2. Term. This Agreement shall be in effect for a term of five (5) years from the date hereof.

         3. Representation. The undersigned nor (to the undersigned's knowledge) any other Person owns or has any similar interest in any idea, invention or other item of intellectual property that the undersigned will use in providing services to the Company; and all Developments will be free and clear of any encumbrances or claims of other Persons.

         4. Developments. The undersigned will promptly disclose any Development in writing to the Company, and each hereby assigns all his respective right, title and interest to Developments to the Company. During and after the term of this Agreement, the undersigned will execute at no charge any documents the Company considers necessary to evidence or confirm its ownership of Developments.

         5. Non-Interference. During the term of this Agreement, the undersigned will not, directly or indirectly:

               (a) Persuade or attempt to persuade any client, customer or vendor of the Company to cease doing business with the Company, or to reduce the amount of business it does with the Company;

               (b) Persuade or attempt to persuade any independent contractor or employee of the Company to cease doing business with or be employed by the Company or to offer a product or service that is similar to or competitive with a product or service sold or offered for sale by the Company; and

               (c) Persuade or attempt to persuade any potential client or customer of the Company to which the Company has made, plans or planned to make at any time within six (6) months prior to termination of this Agreement (as demonstrated by competent evidence) a presentation or conducted discussions to offer products or services, not to purchase products or services from the Company or to purchase products or services similar to those offered by the Company from another Person.

         6. Non-Competition. The undersigned acknowledges that he may have access to a significant amount of highly sensitive and valuable Confidential Information, may be involved in formulating the Company's business strategies and in important aspects of contacts and relationships with clients and customers, and place the undersigned in a position of trust and confidence with respect to the Company; that the Company's business is national and international in scope and that the Company's clients and customers in any jurisdiction can be solicited and serviced from any other location in the country or elsewhere and that the Company is relying on the undersigned to develop and promote the Company's business and goodwill; and that this Agreement is a material element in preserving the goodwill purchased by the Company in connection with the Merger Agreement. The undersigned therefore agrees that, during the term of this Agreement, he will not (whether as an employee, director, investor, partner (general or limited), independent contractor, consultant, or otherwise) own, manage, control, participate in, consult with, render services for or in any manner engage in any Competitive Business in any state of the United States of America or anywhere else in the world; provided, that the undersigned may own 2% or less of the stock of a publicly traded company that is in competition with the Company.

         7. Return of Property. At the request of the Company, the undersigned will deliver to the Company all assets and information (including all copies), including all documents, correspondence, specifications, files notebooks, reports, sketches, formulas, computer programs, computer tapes and disks, sales and other manuals, price lists, customer lists, samples, advertising materials, ledgers, and copies and memoranda thereof, supplies, equipment, checks, petty cash, credit cards, and all other materials and copies thereof relating in any way to Developments or Confidential Information which any of them possess or control.

         8. Reasonableness of Restrictions. The undersigned has carefully read and considered this Agreement and has had the opportunity to obtain counsel and discuss it with his advisors. The undersigned agrees that the restrictions in this Agreement, including the time period and geographical area (or absence of a specific geographic area) of the restrictions and the scope of activities restricted, are fair and reasonable in light of the Company's interest in preserving its goodwill and entering into the Merger Agreement.

         9. Third Party Beneficiaries. The undersigned acknowledges and agrees that this Agreement is for the benefit of the Company and its directors, officers, stockholders, affiliates, agents and any person or entity directly or indirectly controlling, controlled by or under direct or indirect common control with the Company, and each is a third party beneficiary of this Agreement and shall have any and all rights as set forth herein.

         10. Non-Waiver of Rights. No failure or delay by the Company in exercising any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or future exercise thereof or the exercise of any other right hereunder. If a court of competent jurisdiction determines that the undersigned has breached this letter agreement, then the undersigned shall be liable and pay to the Company the reasonable legal fees incurred by the Company in connection with such litigation, including any appeal therefrom.

         11. Assignment. This Agreement shall be freely assignable by the Company to, and shall inure to the benefit of, any other corporate entity that shall succeed to all or a portion of the Business presently being conducted by the Company or any person or entity directly or indirectly controlling, controlled by or under direct or indirect common control with the Company.

         12. Governing Law and Forum. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to its provisions on choice or conflict of laws.

         13. Remedies. If the undersigned breaches or threatens to breach this Agreement, the undersigned acknowledges that the Company would suffer irreparable and continuing harm entitling the Company to specific performance and/or preliminary and final injunctive relief (in addition to recovery of monetary damages and any other types of relief available). The Company shall be entitled to seek injunctive relief without having to post a bond or other security. The Company shall be entitled to all costs and expenses if the Company prevails in enforcing this Agreement (including attorney's fees and expenses).

         14. Entire Agreement. This Agreement constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions of the parties, whether oral or written.

         15. Severability. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.





                           [Signature page to follow]

         IN WITNESS WHEREOF, this Agreement is executed and effective as of the date first written above.




                                            CDM Interactive, Inc.


                                            By:_______________________________
                                            Its:_______________________________




                                            ---------------------------------